UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section § 240.14a-12

THERAVANCE BIOPHARMA, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 5, 2024
To the shareholders of Theravance Biopharma, Inc.:
The 2024 Annual General Meeting of Theravance Biopharma, Inc. (the “Annual Meeting”) will be held on May 8, 2024 at 5:00 pm Irish Time, at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland.
Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2023 Annual Report on Form 10-K. We encourage you to read this information carefully.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please date, sign, and return your proxy card in the enclosed envelope or vote via telephone or the Internet according to the instructions in the accompanying proxy materials, as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. Voting by proxy does not preclude you from voting in person if you choose to attend the Annual Meeting.
Thank you for your ongoing support of Theravance Biopharma.
Very truly yours,
Rick E Winningham
Chief Executive Officer and Chairman

THERAVANCE BIOPHARMA, INC.
c/o Theravance Biopharma US, Inc.
901 Gateway Boulevard
South San Francisco, CA 94080
NOTICE OF 2024 ANNUAL GENERAL MEETING

Time and Date:	May 8, 2024 at 5:00 pm Irish Time
Place:	The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland
Items of Business:
(1)
To elect the following three Class I directors to serve as members of the board of directors until the annual general meeting held in 2026 and until their successors are duly elected and qualified: Eran Broshy, James Kelly, and Laurie Smaldone Alsup.

(2)
To ratify the appointment of Ernst & Young LLP as Theravance Biopharma, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

(3)
To vote on a non-binding advisory resolution regarding the compensation of our named executive officers.

(4)
To transact such other business as may properly come before the annual general meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments:	Any action on the items of business described above may be considered at the annual general meeting at the time and on the date specified above or at any time and date to which the annual general meeting may be properly adjourned.
Record Date:	You are entitled to vote if you were a shareholder of record as of the close of business on March 11, 2024.
Voting:	Your vote is very important. We encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”
If you have any questions about submitting your proxy or require assistance, please visit our website at www.theravance.com or contact our investor relations department at (650) 808-4045.
All shareholders are invited to attend the annual general meeting; however, even if you plan to attend in person, we urge you to complete, sign and return the enclosed proxy card, or vote via telephone or on the Internet as instructed in these materials.
By order of the board of directors,
Rick E Winningham
Chief Executive Officer and Chairman
April 5, 2024

You are invited to attend the annual general meeting in person. Whether or not you expect to attend the annual general meeting, please complete, date, sign and return the enclosed proxy card, or vote via telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the annual general meeting. A return envelope (which is postage prepaid if mailed in the U.S.) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual general meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual general meeting, you must provide a valid, legal proxy issued in your name from that record holder.
Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be held on Tuesday, May 8, 2024:
The proxy statement and annual report are available at http://investor.theravance.com/proxy

i

ii

THERAVANCE BIOPHARMA, INC.
c/o Theravance Biopharma US, Inc.
901 Gateway Boulevard
South San Francisco, CA 94080
PROXY STATEMENT FOR
2024 ANNUAL GENERAL MEETING

This proxy statement is furnished in connection with a solicitation of proxies by our board of directors for use at the 2024 Annual General Meeting (the “Annual Meeting”) to be held at 5:00 pm Irish Time (“IT”) on May 8, 2024, and any adjournments thereof. The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland. We urge you to vote your shares by completing, dating, signing and returning the enclosed proxy card, or following the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. We intend to commence mailing this proxy statement and accompanying proxy card on or about April 5, 2024 to all shareholders of record entitled to vote at the Annual Meeting.
As used in this proxy statement, the terms “Theravance Biopharma,” the “Company,” “we,” “us,” and “our” mean Theravance Biopharma, Inc. and its subsidiaries unless the context indicates otherwise. All references to “elect”, “elected” or “election” with respect to directors shall be construed as “appoint”, “appointed” or “appointment” under Cayman Islands law.
Special Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve risks, uncertainties and assumptions. All statements in this proxy statement, other than statements of historical facts, including statements regarding our strategy, future operations, projected costs, plans, intentions, designs, expectations and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events, are based on assumptions, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements. We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward-looking statements and the assumptions underlying our forward-looking statements may prove incorrect. Therefore, you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations and objectives disclosed in the forward- looking statements that we make. Factors that we believe could cause actual results or events to differ materially from our forward-looking statements include, but are not limited to, those discussed in “Risk Factors,” in Item 1A, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 7 and elsewhere in our Annual Report on Form 10 K for the year ended December 31, 2023. Our forward-looking statements in this proxy statement are based on current expectations and we do not assume any obligation to update any forward-looking statements for any reason, even if new information becomes available in the future.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS
Annual Meeting
Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with our solicitation of proxies for use at the Annual Meeting to be held on May 8, 2024 at 5:00 pm IT, and at any adjournment thereof, for the purpose of considering and acting upon the matters set forth herein. You may attend the Annual Meeting to vote on the proposals described in this proxy statement.

However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or follow the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet.
Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland. You may attend the Annual Meeting in person; however, we urge you to vote your shares by completing, signing and returning the enclosed proxy card, or following the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. We intend to hold a short Annual Meeting that covers only required formal business. We will not be providing a general business update at the Annual Meeting.

Q:
Can I attend the Annual Meeting?

A:
We will hold a physical meeting, which you may attend if you were a shareholder of record or a beneficial owner as of March 11, 2024 (the “Record Date”). For admission to the Annual Meeting, you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of share ownership as of the Record Date. The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland and shareholders may request directions to the location of our Annual Meeting by calling (650) 808-4045. However, you do not need to attend the Annual Meeting to vote your shares and we urge you to vote your shares by completing, signing and returning the enclosed proxy card, or following the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. We intend to hold a short Annual Meeting that covers only required formal business. We will not be providing a general business update at the Annual Meeting.

Share Ownership
Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Shareholders of record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “shareholder of record” with respect to those shares and this notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many Theravance Biopharma shareholders hold their shares through a bank, broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank, trustee or another nominee, you are considered the “beneficial owner” of shares held in “street name” and a notice was forwarded to you by your bank, broker, trustee or other nominee, which is considered the shareholder of record with respect to those shares.

As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not shareholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your bank’s, broker’s, trustee’s or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your bank, broker, trustee or other nominee will provide a voting instruction card for you to use.
Quorum and Voting
Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Memorandum and Articles of Association and Cayman Islands law. The presence, in person or by proxy, of shareholders that represent in aggregate not less than a majority of the shares of all voting share capital of Theravance Biopharma in issue and entitled to vote will constitute a quorum at the meeting. Except as otherwise expressly provided by the Amended and Restated Memorandum and Articles of Association or by law, the holders of ordinary shares will vote together as a single class on all matters submitted to a vote or for the consent of the shareholders of Theravance Biopharma. Each holder of ordinary shares will have the right to one vote per ordinary share.

A proxy submitted by a shareholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter. Abstentions and broker “non-votes” are counted as present and entitled to vote and are therefore included for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner submits a completed proxy card but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our ordinary shares at the close of business on March 11, 2024, the Record Date, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 48,559,955 ordinary shares in issue. In deciding all matters at the Annual Meeting, each holder of ordinary shares of Theravance Biopharma will be entitled to one vote per ordinary share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Shareholder of record — If you are a shareholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the proxy card.

•
By Telephone — You may vote by proxy by telephone by calling the toll-free number found on the proxy card.

•
By Mail — You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker, trustee or other nominee, please refer to the information forwarded by your bank, broker, trustee or other nominee to see which voting options are available to you.
Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, shareholders will be asked to vote:

(1)
To elect the three Class I directors identified in this proxy statement to serve as Class I directors until the annual general meeting held in 2026 and until their successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)
To vote on a non-binding advisory resolution regarding the compensation of our named executive officers; and

(4)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting, is required for the election of each director. If the number of shares voted “FOR” a director nominee exceeds the number of votes cast “AGAINST,” the nominee will be elected as a director. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the nominees for election as director. Abstentions and broker non-votes will not affect the outcome of Proposal One, other than counting towards the quorum of the meeting.

Proposal Two — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the number of shares voted “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm exceeds the number of votes cast “AGAINST,” the appointment of Ernst & Young LLP as our independent registered public accounting firm will be ratified. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes, if any, will not affect the outcome of Proposal Two, other than counting towards the quorum of the meeting.
Proposal Three — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting is required for the non-binding advisory resolution regarding the compensation of our named executive officers. If the number of shares voted “FOR” the non-binding advisory resolution regarding the compensation of our named executive officers exceeds the number of votes cast “AGAINST,” such resolution will be approved. This “Say On Pay” vote is advisory, and therefore not binding on our compensation committee or board of directors. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of Proposal Three, other than counting towards the quorum of the meeting.
Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

(1)
“FOR” each of the Class I nominees for director identified in Proposal One; and

(2)
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 as included in Proposal Two; and

(3)
“FOR” the approval of the non-binding advisory resolution regarding the compensation of our named executive officers as included in Proposal Three.

Q:
What happens if I do not give specific voting instructions?

A:
Shareholder of record — If you are a shareholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the bank, broker, trustee or other nominee that holds your shares with specific voting instructions then, under applicable rules, the bank, broker, trustee or other nominee that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the bank, broker, trustee or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that bank, broker, trustee or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q:
How may my bank, broker, trustee or other nominee vote my shares if I fail to provide timely directions?

A:
Banks, brokers, trustees or other nominees holding ordinary shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker, trustee or other nominee will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your bank, broker, trustee or other nominee will not have discretion to vote on any of the other matters absent direction from you as they are each “non-routine” matters.

Please note that banks, brokers, trustees or other nominees may not vote your shares on Proposals One or Three, in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your bank, broker, trustee or other nominee regarding the voting of your shares.
Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
If you are a shareholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, subject to any rules your bank, broker, trustee or other nominee may have, you may change your vote by submitting new voting instructions to your bank, broker, trustee or other nominee.

Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary or should be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.
We urge you to vote your shares by completing, dating, signing and returning the enclosed proxy card, or following the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet. Changing your vote prior to the Annual Meeting is most easily accomplished if you submit your proxy via telephone or on the Internet, as your vote may then be changed by simply submitting a new vote via telephone or on the Internet.
Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We will bear the cost of reimbursing banks, brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ordinary shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Theravance Biopharma may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will disclose the final results in a current report on Form 8-K within four business days after the Annual Meeting.

Shareholder Proposals and Director Nominations
Q:
What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Requirements for shareholder proposals to be considered for inclusion in our proxy materials — Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting by submitting their proposals in writing to our Secretary in a timely manner. In order to be considered for inclusion in the proxy statement for the 2025 annual general meeting, shareholder proposals must be received at our principal executive offices no later than December 6, 2024 (that is, not less than 120 calendar days before the one year anniversary of the date this proxy statement was released to shareholders in connection with the 2024 Annual Meeting), and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A copy of all notices of proposals by shareholders should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.
Requirements for shareholder proposals to be brought before an annual general meeting — Our Amended and Restated Memorandum and Articles of Association establish an advance notice procedure for shareholders who wish to present certain matters before an annual general meeting. Under our Amended and Restated Memorandum and Articles of Association, the only business that may be conducted at an annual general meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual general meeting by or at the direction of our board of directors (or any duly authorized committee thereof) or (iii) properly brought before the annual general meeting by a shareholder who has delivered written notice to our Secretary no later than the Notice Deadline (as defined below) and otherwise complied with the provisions of our Amended and Restated Memorandum and Articles of Association; provided, however, that our board of directors may, subject to Rule 14a-8 of the Exchange Act, resolve not to include any proposal for business made by a shareholder other than a proposal related to the nomination of a director made in accordance with the Nomination Notice Deadline. The “Notice Deadline” is defined as that date which is at least 45 days and not more than 75 days prior to the one year anniversary of the date on which we first mailed proxy materials for the prior year’s annual general meeting; provided, however, that if our annual general meeting occurs on a date more than 25 days earlier or later than the prior year’s annual general meeting, then our board shall determine a date a reasonable period prior to our annual general meeting by which date the shareholder’s notice must be delivered and publicize such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least ten days prior to the date set by our board. As a result, we anticipate that the Notice Deadline for the 2025 annual general meeting will be between January 20, 2025 and February 19, 2025.
In general, nominations for the election of directors may be made by (i) our board of directors or any committee thereof or (ii) any shareholder who (a) is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting and (b) has delivered written notice to our Secretary no later than the Nomination Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the shareholder proposing such nominations. The “Nomination Notice Deadline” is defined as that date that is not less than 120 days and not more than 150 days prior to the meeting; provided, however, that in the event less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
In addition to satisfying the foregoing requirements under our Amended and Restated Memorandum and Articles of Association, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must generally provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2025, which is 50 calendar days prior to the anniversary of the 2024 Annual General Meeting date.
Recommendation of director candidates — You may recommend candidates to our board of directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in “Corporate Governance — Shareholder Recommendations for Nominations to the Board of Directors.”
Q:
How may I obtain a copy of the provisions of the Amended and Restated Memorandum and Articles of Association regarding shareholder proposals and director nominations?

A:
A copy of the full text of the provisions discussed above may be obtained by writing to our Secretary. A copy of our Amended and Restated Memorandum and Articles of Association is posted on the Investor Relations portion of our website at www.theravance.com. A copy of all requests should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.

Additional Information about the Proxy Materials
Q:
What does it mean if multiple members of my household are shareholders but we only received one set of proxy materials in the mail?

A:
We have adopted a procedure called “householding,” which the United States Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, shareholders should send their requests to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco,

California 94080, Attention: Secretary. Shareholders who share an address who receive separate copies of their proxy materials may use the same contact information to request a single copy of our proxy materials. Shareholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer, trustee or other nominee to request information about householding.
Q:
What is the mailing address for Theravance Biopharma’s principal executive offices?

A:
The mailing address for our principal executive offices is c/o Theravance Biopharma US, Inc., 901 Gateway Boulveard, South San Francisco, CA 94080. Our registered office is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The telephone number at that location is (650) 808-6000.

Any written requests for additional information, copies of the proxy materials and 2023 Annual Report, notices of shareholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the U.S. subsidiary address above.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 8, 2024.
The proxy statement and annual report are available at http://investor.theravance.com/proxy.

PROPOSAL ONE: ELECTION OF DIRECTORS
General
Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of ten members, and from and after the Annual Meeting will be comprised of nine members, who are currently divided into three classes with staggered terms. Pursuant to our Amended and Restated Memorandum and Articles of Association, our board of directors will be declassified on a phased-in basis: the Class I directors elected at our Annual Meeting will be elected for a two-year term and the Class II directors elected at our annual general meeting in 2025 will be elected for a one-year term. Our current Class III directors are serving for a three-year term expiring in 2026. Commencing with the election of directors at our annual general meeting in 2026 and at each annual general meeting thereafter, our board of directors will no longer be classified and all directors will be elected to serve one-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management.
Our Amended and Restated Memorandum and Articles of Association authorize only our board of directors to fill vacancies on our board of directors created by death or resignation of a director. Any director appointed by our board of directors shall hold office for the remaining term of the class of director to which he or she is appointed and shall then be eligible for re-election. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes while our board of directors remains classified so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Nominees
Three Class I directors have been nominated for election at the Annual Meeting, each for a two-year term expiring in 2026. Upon the recommendation of our nominating/corporate governance committee, our board of directors has nominated Eran Broshy, James Kelly, and Laurie Smaldone Alsup, each a current Class I director, for election as Class I directors. The term of office of each person elected as director will continue until such director’s term expires in 2026 and until such director’s successor has been duly elected and qualified or until his or her earlier death, resignation or removal.
Information Regarding the Nominees and Other Directors
The following is a brief biography of each nominee nominated for election at the Annual Meeting and each director who will continue as a director after the Annual Meeting. Also listed below are the nominees’ and directors’ respective ages as of March 11, 2024. We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the board of directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our board’s conclusion that the nominees should serve as directors are noted below.
Nominees for Class I Directors for a Term Expiring in 2026
Name	Age	Principal Occupation and Business Experience
Eran Broshy	65	Eran Broshy has served as a director since June 2014. Mr. Broshy has been working since June 2009 with multiple private equity firms supporting their healthcare investment efforts and on the board of select portfolio companies, including, most recently, with Nordic Capital (July 2016 — December 2021) and Tailwind Capital (September 2015 — December 2021). Mr. Broshy previously served for over a decade as the chief executive officer (until 2008) and chairman of the board of directors (until 2010) of inVentiv Health, Inc., a privately held company (and from

Name	Age	Principal Occupation and Business Experience
		1999 to August 2010 a Nasdaq listed company) that delivers a broad range of clinical and commercialization services to pharmaceutical and life sciences companies globally and is today Syneos. Prior to joining inVentiv (Syneos), Mr. Broshy was a management consultant with The Boston Consulting Group (“BCG”) for 15 years, including as the managing partner responsible for BCG’s healthcare practice across the Americas. He also served as president and chief executive officer of Coelacanth Corporation, a privately held biotechnology company. Mr. Broshy currently serves on the board of Certara, a role he has held since July 2022, as chairman of Thirty Madison, a privately held digital healthcare company, as a member of the Corporation of the Massachusetts Institute of Technology (“MIT”), as chairman of the American Friends of the Open University of Israel, and on the board of governors of the American Jewish Committee. Within the previous five years, Mr. Broshy has also served on the board of directors of Magellan Health, and as chairman of the board of Clario (previously ERT), a privately-held healthcare technology company. Mr. Broshy holds an M.B.A. from Harvard University, an M.S. in civil engineering from Stanford University, and a B.S. in civil engineering from the Massachusetts Institute of Technology. Mr. Broshy’ s demonstrated leadership and strategic experience across the healthcare industry in general, and the pharmaceutical technology and services industries in particular, and experience in healthcare investing and portfolio management, contributed to our board’s conclusion that he should serve as a director.
James Kelly	43	James Kelly has served as a director since April 2023. Mr. Kelly joined Weiss Asset Management in November 2010, where he is currently a Managing Director and a member of its Investment Committee. Prior to joining Weiss Asset Management, Mr. Kelly worked at Farallon Capital Management, Madison Dearborn Partners and Lehman Brothers. Mr. Kelly graduated cum laude from Duke University in 2002 with a BS in Economics and with minors in Math and Political Science. His knowledge of finance, strategy and capital markets, as well as his experience investing in public and private companies, contributed to the Board’s conclusion that he should serve as a director.
Laurie Smaldone Alsup	70	Laurie Smaldone Alsup, M.D. has served as a director since February 2018. Dr. Smaldone Alsup is SVP Regulatory Science at SSI-NDA, a regulatory and product development consultancy firm, a position she has held since August 2023 when NDA merged with SSI Strategy. Dr. Smaldone Alsup served as Chief Medical and Chief Scientific Officer of NDA Group, a regulatory and product development consultancy firm, from March 2019 until August 2023 and Chief Operating Officer and Chief Scientific Officer of NDA Group from March 2016 until March 2019. Dr. Smaldone Alsup served as President and Chief Scientific Officer of PharmApprove, LLC, a regulatory communications consultancy firm and division of Taft Communications, from August 2011 to March 2016. Dr. Smaldone Alsup served in clinical and regulatory roles of increasing responsibility and scope while at Bristol Myers Squibb, including Senior Vice President of Global Regulatory Science and Vice President of Corporate Strategy and Business Risk Management and Vice President Infectious Diseases Clinical Research. In addition, she served as President and Chief Executive Officer of Phytomedics, Inc., an early-stage company focused on arthritis and inflammation. During her career she has led the

Name	Age	Principal Occupation and Business Experience
development and commercialization of numerous products treating serious disease with unmet need across multiple disease states, notably oncology, HIV/infectious disease, neuro, metabolics and rare genetic disorders. Dr. Smaldone Alsup is a member of the board of directors of BlackBerry Limited, a cybersecurity software and services company, a position she has held since June 2015, Arvinas, Inc., a biotechnology company, a position she has held since November 2019. Dr. Smaldone Alsup was a member of the board of directors of Pardes Bioscience from 2022 to August 2023 and a member of the board of directors of Kinnate Biopharma, Inc. from August 2020 until its sale in April 2024. Dr. Smaldone Alsup received a B.A. in biology from Fordham College and an M.D. at Yale University School of Medicine, where she completed her residency in Internal Medicine and fellowship in Medical Oncology. Dr. Smaldone Alsup’s extensive regulatory and clinical experience in the life sciences industry, senior management experience in several companies in our industry and demonstrated leadership in her field contributed to our board’s conclusion that she should serve as a director.
Incumbent Class II Directors Whose Term Expires in 2025
Name	Age	Principal Occupation and Business Experience
Rick E Winningham	64	Rick E Winningham has served as Chairman of the board of directors since July 2013. He has served as our Chief Executive Officer since our spin-off from Innoviva in June 2014. From October 2001 to August 2014, Mr. Winningham served as Chief Executive Officer of Innoviva, where he also served as Chairman of the board of directors from April 2010 to October 2014. From 1997 to 2001 he served as President, Bristol Myers Squibb Oncology/Immunology/Oncology Therapeutics Network (“OTN”) and also as President of Global Marketing from 2000 to 2001. In addition to operating responsibility for U.S. Oncology/Immunology/OTN at Bristol Myers Squibb (“BMS”), Mr. Winningham also had full responsibility for Global Marketing in the Cardiovascular, Infectious Disease, Immunology, Oncology/Metabolics and GU/GI/Neuroscience therapeutic areas. Over a fifteen-year period beginning in 1986 with BMS and its predecessor, Bristol Myers, Mr. Winningham held various U.S. and global management positions. Mr. Winningham is a member of Biotechnology Industry Organization’s board of directors and serves on the Health Section Governing Board Standing Committee on Reimbursement. Mr. Winningham served as a Director on the board of directors of the California Healthcare Institute (“CHI”) from November 2011 to March 2015. He was elected Chairman of CHI in January 2014, a position he held until CHI merged with Baybio to become the California Life Sciences Association (“CLSA”) in March 2015. Mr. Winningham served on the board of CLSA until July 2023, and served as its chairman from March 2015 to November 2015. He is a member of the board of directors of Jazz Pharmaceuticals plc. a biopharmaceutical company, and Rivus Pharmaceuticals, Inc., a private biopharmaceutical company. He served as a member of the board of directors of Retrotope, Inc., a private biopharmaceutical company, from February 2021 until January 2022 and OncoMed Pharmaceuticals, Inc., a biopharmaceutical company, from June 2015 until April 2019. Mr. Winningham holds an M.B.A. from Texas Christian University and a B.S. degree from Southern Illinois University. We believe that it is

Name	Age	Principal Occupation and Business Experience
		appropriate and desirable for our Chief Executive Officer to serve on our board of directors. Mr. Winningham’s demonstrated leadership in his field, his prior senior management experience in our industry and his experience as our Chief Executive Officer contributed to our board’s conclusion that he should serve as a director.
Jeremy T. Grant	36	Jeremy T. Grant has served as a director since December 2023. Mr. Grant has served as Founder and Managing Partner of Harbor Ridge LP, an investment firm, since founding the firm in 2023. Mr. Grant has served as a Special Advisor to Irenic Capital Management, L.P., an investment management firm, since 2023. From 2016 to 2022, Mr. Grant served as an Associate Portfolio Manager in Situational Investing at Elliott Investment Management L.P., an investment management firm. Mr. Grant served as an Associate in Distressed Debt at Oak Hill Advisors, L.P., an alternative investment firm, from 2012 to 2016. Mr. Grant began his career at Credit Suisse Group AG, a global investment bank and financial services firm, where he held several roles, including as an Analyst in the Securitized Products Group and as an Analyst in both Investment Grade and High Yield Sector Strategy, from 2010 to 2012. Mr. Grant has served as an observer of the board of directors of Arconic Corporation, an industrial company specializing in lightweight metals engineering and manufacturing, since 2023. Mr. Grant has served on the board of directors of Acosta Inc., a sales and marketing agency, since 2019. Mr. Grant received his Bachelor of Science in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania. Mr. Grant is a CFA charterholder. His knowledge of finance, strategy and capital markets, as well as his experience investing in public and private companies, contributed to the Board’s conclusion that he should serve as a director.
Susannah Gray	63	Susannah Gray has served as a director since February 2023. Ms. Gray served as the Executive Vice President and Chief Financial Officer of Royalty Pharma from January 2005 to December 2018. She was promoted to Executive Vice President of Finance and Strategy in December 2018 and retired from Royalty Pharma in September 2019. Prior to Royalty Pharma, Ms. Gray served as a managing director and senior analyst covering the healthcare sector in CIBC World Markets’ high yield group from 2002 to 2004, and also previously served in similar roles at Merrill Lynch and Chase Securities (predecessor of J.P. Morgan Securities). She has served on the Boards of Directors of Maravai LifeSciences since November 2020, 4D Molecular Therapeutics since July 2020 and Morphic Therapeutic since April 2021. Previously, Ms. Gray served on the Board of Directors of Apria, Inc. from May 2021 until its sale in March 2022. Ms. Gray received a BA in social studies, with honors, from Wesleyan University and an MBA from Columbia University. Ms. Gray’s senior management experience and demonstrated leadership in her field, her experience as a director of numerous companies, her experience as a Chief Financial Officer, her knowledge of financial and financing matters, her extensive transactional, operational, and value creation expertise within the healthcare and biopharmaceutical industry and experience with biotech investments and markets contributed to our board’s conclusion that she should serve as a director.

Name	Age	Principal Occupation and Business Experience
Donal O’Connor	73	Donal O’Connor has served as a director since October 2015. Mr. O’Connor is the Chairman of Galco Steel Limited and Huttonread Unlimited Company, having been appointed to their boards in September 2010 and March 2011, respectively, and has been a non-executive Director of Perrigo Company plc since November 2014. He was a non-executive director of Malin Corporation plc from July 2017 (appointed chairman in January 2018) until July 2018. He was a non-executive Director of Elan Corporation, plc, from May 2008 until it was acquired by Perrigo in December 2013. He was a non-executive Director and senior independent director of Readymix plc from December 2008 until May 2012. He was appointed by the Irish Government as Chairman of Anglo Irish Bank from December 2008 until June 2010. He was the Irish High Court appointed Administrator of Icarom plc from 1995 until February 2013. Mr. O’Connor was a member of the Board of the Irish Auditing and Accountancy Supervisory Authority from its inception as an Interim Board in 2001 until 2009. He was a member of PricewaterhouseCoopers’ (“PwC”) Global Board from 2003 until 2008 and is a former Chairman of the PwC Eurofirms Board. Mr. O’Connor originally joined PwC in 1972 and was appointed partner in 1983. He was later appointed partner in charge of the PwC Financial Services practice in 1988 and leader of the Audit Practice in 1992. He was elected Senior Partner in 1994 and was re-elected in 1998 and 2003. He served as Senior Partner of PwC Ireland for over twelve years until 2007. Mr. O’Connor obtained a Bachelor of Commerce degree from University College Dublin and is a Fellow of the Institute of Chartered Accountants in Ireland. Mr. O’Connor’s senior management experience and demonstrated leadership in his field, his experience as a director of numerous companies, including Irish entities, and his knowledge of financial and financing matters contributed to our board’s conclusion that he should serve as a director.
Incumbent Class III Directors Whose Term Expires in 2026
Name	Age	Principal Occupation and Business Experience
Dean J. Mitchell	68	Dean J. Mitchell has served as a director since June 2014. Mr. Mitchell has been on the board of directors of Precigen, Inc. (formerly Intrexon Corporation) since March 2009 and Praxis Precision Medicines, Inc. since August 2020, both of which are biopharmaceutical companies. He served as Executive Chairman of the board of directors of Covis Pharma Holdings, a specialty pharmaceutical company, from August 2013 until its sale in March 2020, was Chairman of PaxVax Corporation from January 2016 until its sale in October 2018, was a member of the board of directors of ImmunoGen Inc. from 2012 until its sale in February 2024 and was a member of the board of directors of Kinnate Biopharma, Inc. from August 2020 until its sale in April 2024. Mr. Mitchell served as President and Chief Executive Officer of Lux Biosciences, Inc., a biotechnology company focusing on the treatment of ophthalmic diseases, from July 2010 to August 2013. Prior to Lux Biosciences, he served as President and Chief Executive Officer of both Alpharma, Inc., a specialty pharmaceutical company, from 2006 until its acquisition in 2008, and Guilford Pharmaceuticals, Inc., a pharmaceutical company focused in oncology and acute care, from 2004 until its acquisition in 2005. From 2001 to 2004 he served in various senior executive capacities in the worldwide medicines group of Bristol Myers Squibb Company, a

Name	Age	Principal Occupation and Business Experience
		pharmaceutical company. Prior to Bristol Myers Squibb Company, he spent 14 years at GlaxoSmithKline plc, in assignments of increasing responsibility spanning sales, marketing, general management, commercial strategy and clinical development and product strategy. Mr. Mitchell holds an M.B.A. from City University London and a B.Sc. in biology from Coventry University. We believe that Mr. Mitchell’s qualifications to serve as our director include his management experience in the pharmaceutical and biotherapeutics industries, particularly as it relates to later stage drug development and commercialization, his transactional experience, and his experience as a President, Chief Executive Officer and board member of multiple biotechnology companies.
Deepika R. Pakianathan	59	Deepika R. Pakianathan, Ph.D., has served as a director since July 2020. Since 2001, Dr. Pakianathan has served as a Managing Member at Delphi Ventures, a venture capital firm. She has also been the Chief Executive Officer of Redd Pharmaceuticals, Inc., a privately held pharmaceuticals company, since September 2019, and is the Chief Executive Officer of an additional privately held discovery-stage biopharmaceuticals company, a position she has held since August 2023. From 1998 to 2001, Dr. Pakianathan served as a Vice President in the healthcare group at JP Morgan Chase & Company. From 1993 to 1997, Dr. Pakianathan served as a postdoctoral scientist in the Immunology Department at Genentech Corporation. Dr. Pakianathan has served on the board of directors of biopharmaceutical companies Karyopharm Therapeutics, Inc., since April 2013 and Mereo Biopharma Group PLC, since February 2019. In the past five years, Dr. Pakianathan served on the board of directors of Alder Pharmaceuticals, Inc. from 2007 to 2019, Calithera Biosciences, Inc. from 2010 to December 2023, and OncoMed Pharmaceuticals, Inc. from 2008 to 2019, each of which was a biopharmaceutical company. Dr. Pakianathan also served on the board of directors of FSDC I from August 2020 to February 2021 and FSDC II from February 2021 to December 2021, each of which was a special purpose acquisition company. Dr. Pakianathan also serves on the board of directors of two privately owned biopharmaceutical companies. Dr. Pakianathan holds an M.S. and a Ph.D. from Wake Forest University, a B.Sc. from the University of Bombay, India and an M.Sc. from The Cancer Research Institute at the University of Bombay, India. We believe that Dr. Pakianathan’s qualifications to serve as our director include her experience as a biotech investor and portfolio manager, scientific experience, experience as board member of multiple biotechnology companies, broad transactional experience, knowledge of our industry and knowledge of financial and financing matters.
There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.
Resolution to be Voted Upon
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required for the election of each director. Abstentions and broker non-votes will not affect the outcome of Proposal One, other than counting towards the quorum of the meeting.

The full text of the resolutions to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that Eran Broshy be appointed as a director of the Company, to hold office as a Class I Director for a two-year term in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”
“RESOLVED, as an ordinary resolution, that James Kelly be appointed as a director of the Company, to hold office as a Class I Director for a two-year term in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”
“RESOLVED, as an ordinary resolution, that Laurie Smaldone Alsup be appointed as a director of the Company, to hold office as a Class I Director for a two-year term in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS I NOMINEES NAMED ABOVE.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2024. Notwithstanding its selection and even if our shareholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Theravance Biopharma and its shareholders. At the Annual Meeting, the shareholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.
Our audit committee is submitting the selection of Ernst & Young LLP to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.
Principal Accounting Fees and Services
The following table sets forth all fees for invoices received or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2023 and 2022.
	Year Ended December 31
	2023	2022
	(in thousands)	(in thousands)
Audit Fees(1)	$1,620	$2,218
Audit-Related Fees	—	—
Tax Fees(2)	513	1,116
All Other Fees(3)	5	—
Total Fees	$2,138	$3,334

(1)
For the years ended December 31, 2023 and 2022, this category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory filings for which only the independent registered public accounting firm can reasonably be expected to provide.

(2)
For the years ended December 31, 2023 and 2022, this category represents fees related to tax consulting and planning services.

(3)
For the years ended December 31, 2023 and 2022, this category represents subscription fees for online research tools.

Pre-Approval of Audit and Non-Audit Services
Consistent with requirements of the Exchange Act, applicable SEC rules and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All services rendered by Ernst & Young LLP for the years ended December 31, 2023 and 2022 were pre-approved by our audit committee.
Resolution to be Voted Upon
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Abstentions and broker non-votes, if any, will not affect the outcome of Proposal Two, other than counting towards the quorum of the meeting. The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024 be confirmed, ratified and approved in all respects.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are required by Section 14A of the Exchange Act to give shareholders the right to vote to approve, on an advisory basis, the compensation of our named executive officers. This is commonly referred to as a “Say On Pay” proposal.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. As described further in the “Executive Compensation” section of this proxy statement, beginning on page 32, including the “Narrative Disclosure to Summary Compensation Table,” the primary goals of our compensation programs are to fairly compensate employees, attract and retain highly qualified employees, motivate the performance of our employees towards key corporate goals, reward the achievement of such goals, and align our employees’ long-term interests with those of our shareholders. We believe our compensation programs link potential significant compensatory rewards to achievement of corporate operating goals designed to increase shareholder value and align our executives’ interest with those of shareholders through equity incentive compensation which vests over time and gives our executives direct proprietary interest in our operations and future success. In addition, 50% of Mr. Winningham’s 2023 equity compensation was provided in performance-based RSUs (“PSUs”) that vest upon the achievement of three stock price appreciation targets of increasing difficulty and other executive officers, including Dr. Graham, were also granted PSUs subject to challenging performance goals. No changes have been made to Mr. Winningham base salary and target bonus since 2021, and Mr. Winningham’s 2023 annual equity grant value was reduced by approximately 33% compared to 2022. Each of our executive officers received an annual cash bonus under our performance-based cash bonus program based on our achievement of 2023 corporate goals.
In accordance with Section 14A of the Exchange Act, we are asking shareholders to vote on the following resolution:
“RESOLVED, as an ordinary resolution, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required for the non-binding advisory resolution regarding the compensation of our named executive officers. Abstentions and broker non-votes will not affect the outcome of Proposal Three, other than counting towards the quorum of the meeting.
This “Say On Pay” vote is advisory, and therefore not binding on our compensation committee or board of directors. Our board of directors and our compensation committee value the opinions of our shareholders, however, and will carefully review and consider the voting results when evaluating our executive compensation programs. We expect that our next shareholder vote on a “Say on Pay” Proposal will occur at our 2025 annual general meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND NARRATIVE DISCUSSION.

CORPORATE GOVERNANCE
Code of Business Conduct
Our board of directors has adopted a code of business conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our code of business conduct is posted on the Investor Relations portion of our website at www.theravance.com. We intend to disclose future amendments to, or waiver of, our code of business conduct, at the same location on our website identified above.
Director Independence
Our ordinary shares are listed on The Nasdaq Global Market under the symbol “TBPH.” The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating/corporate governance committees be independent. Under Nasdaq’s rules, a director will only qualify as an “independent director” if that person is not an executive officer of the company and, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Compensation committee members must also satisfy the independence criteria set forth under the Nasdaq rules. In order for a member of a listed company’s compensation committee to be considered independent for purposes of the Nasdaq rules, the listed company’s board of directors must consider all factors specifically relevant to determine whether a director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including but not limited to: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors has undertaken a review of the independence of each director. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence. Based on this review, our board of directors has determined that all of our directors other than Mr. Winningham are “independent” as that term is defined under the Nasdaq for purposes of serving on our board of directors and those committees of our board of directors upon which each such director sits. Additionally, Burton Malkiel, who is not standing for reelection at the Annual Meeting, and William D. Young, who did not stand for reelection at our 2023 annual general meeting, were each independent directors during 2023 and 2024, respectively, under the standards applicable to our continuing directors and our director nominees. The independent members of our board of directors hold, and will continue to hold, separate regularly scheduled executive session meetings at which only independent directors are present.
Lead Independent Director
Mr. Winningham serves as our chairman of the board of directors and our principal executive officer. Mr. Mitchell serves as our lead independent director. Our lead independent director provides a source of leadership for the board of directors that is complementary to that of Mr. Winningham as chairman of the board of directors and helps to ensure the effective independent functioning of the board of directors in its oversight responsibilities.

The lead independent director coordinates the activities of the other independent directors, including coordinating with the chairman to determine an appropriate schedule of board of directors and committee meetings, working with the chairman to schedule any special update meetings he or she may determine would benefit the board of directors, working with the chairman to jointly set and agree upon the agenda for meetings of the board of directors, coordinating with the chairman on the quality, quantity and timeliness of information submitted by management to independent directors, developing agendas for and serving as chairman of the executive sessions of the board of directors’ independent directors, calling any special meetings of the independent directors, serving as the principal liaison between the independent directors and the chairman, coordinating with the General Counsel and Secretary responses to questions and/or concerns from shareholders, employees, or other interested parties, and, together with the chairman of the compensation committee, delivering the results of the chief executive officer’s performance evaluation. Our board believes that the combined role of chairman and chief executive officer, while balanced with our use of a lead independent director, facilitates centralized board leadership in one person, so there is no ambiguity about accountability. In addition, given the relatively small size of our company, our board of directors believes that Mr. Winningham’s leadership as both chairman and chief executive officer is appropriate. Our Board of Directors Guidelines on Significant Corporate Governance Issues (“Corporate Governance Guidelines”) are posted on the Investor Relations portion of our website at www.theravance.com.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating/ corporate governance committee. Our board of directors and its committees set schedules for meetings throughout the year and can also hold special meetings and act by written resolutions from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each member of each of our compensation, nominating/corporate governance and audit committees qualifies as an independent director in accordance with Nasdaq listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on the Investor Relations portion of our website at www.theravance.com.
Audit Committee
The current members of our audit committee are Drs. Malkiel and Pakianathan and Messrs. Broshy and O’Connor, each of whom is a non-employee member of our board of directors and can read and understand fundamental financial statements. Dr. Malkiel has served as a member of the committee since October 2013, Mr. Broshy has served since April 2015, Mr. O’Connor has served since October 2015, and Dr. Pakianathan has served since July 2020. Drs. Malkiel and Pakianathan and Messrs. Broshy and O’Connor are each independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Dr. Malkiel serves, and Mr. O’Connor is expected to serve from and after the Annual Meeting, as chair of the audit committee. Our board of directors has determined that Drs. Malkiel and Pakianathan and Messrs. Broshy and O’Connor each qualify as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. During the year ended December 31, 2023, our audit committee held six meetings.
The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for periodically reviewing financial reporting processes and disclosure controls and processes based on consultation with the Company’s management and independent auditors and counsel and reviewing with management and the independent auditors the adequacy and effectiveness of the Company’s internal controls over financial reporting and the effectiveness of the Company’s disclosure controls and procedures. It reviews and discusses guidelines and policies governing the process by which we assess risk and manage our exposure to risks, including major financial risks and cybersecurity and other information technology and enterprise risks. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.
Compensation Committee
The current members of our compensation committee are Messrs. Broshy, Grant, Mitchell and O’Connor and Ms. Gray, each of whom is independent under applicable requirements of Nasdaq. Mr. Broshy has served as a member of the committee since October 2014, Mr. Grant has served as a member of the committee since December 2023, Mr. Mitchell has served as a member of the committee since July 2020, Mr. O’Connor has served as a member of the committee since August 2023, and Ms. Gray has served as a member of the committee since March 2023.Mr. Broshy serves as chair of the compensation committee. The purpose of our compensation committee is to review and approve our overall compensation strategy and policies. Specifically, our compensation committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and approves the compensation and other terms of employment of our principal executive officer and other executive officers; approves the individual bonus programs in effect for our principal executive officer, other executive officers and any key employees for each fiscal year; recommends to our board of directors the compensation of our directors; recommends to our board of directors the adoption or amendment of equity and cash incentive plans; grants options and other equity awards; and administers our equity incentive plans and similar programs. During the year ended December 31, 2023, our compensation committee held seven meetings.
Mr. Winningham, our principal executive officer, does not participate in the determination of his own compensation or the compensation of our directors. However, he makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and any key employees, and he often participates in the committee’s deliberations about their compensation. Our General Counsel and our Senior Vice President & Chief Strategy Officer also assisted our compensation committee in its executive officer, director and employee compensation deliberations in 2023. No other executive officers participate in the determination of the amount or form of the compensation of our executive officers or directors.
During the year ended December 31, 2023, our compensation committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other companies. FW Cook reports directly to the compensation committee. FW Cook does not provide any services to us other than the services provided to the compensation committee. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.
Nominating/Corporate Governance Committee
The current members of our nominating/corporate governance committee are Drs. Malkiel, Pakianathan and Smaldone Alsup and Mr. Kelly, each of whom is a non-employee member of our board of directors and is independent under applicable requirements of Nasdaq. Dr. Pakianathan has served as chair of the nominating/corporate governance committee since July 2022. Dr. Malkiel has served as a member of the committee since October 2013, Dr. Smaldone Alsup has served as a member of the committee since October 2019, and Mr. Kelly has served as a member of the committee since August 2023. The nominating/corporate governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors, and evaluates the performance of our board of directors and individual directors. Our nominating/corporate governance committee is also responsible for reviewing developments in corporate governance practices, including issues and developments relating to environmental, social and similar matters, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters. During the year ended December 31, 2023, our nominating/corporate governance committee held eleven meetings.
Considerations in Evaluating Director Nominees
Our nominating/corporate governance committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full board of directors for selection, as director nominees are as follows:
•
Our nominating/corporate governance committee evaluates the current composition and organization of the board of directors and its committees, determines future requirements and makes recommendations to the board of directors for approval.

•
Our nominating/corporate governance committee periodically evaluates the performance of the board of directors and of individual directors and oversees the board of directors’ performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

•
While our nominating/corporate governance committee has not established specific minimum qualifications for director candidates, in its evaluation of director candidates, including the members of the Board eligible for re-election, our nominating/corporate governance committee considers: (1) the current size and composition of the board of directors and the needs of the board of directors and its committees; (2) such factors as personal integrity, knowledge, complementary skills, expertise, diversity of experience, ability to take independent analytical inquiries, understanding of our business environment and willingness to devote adequate time and effort to serve as members of the board of directors; (3) relationships between directors and our customers and suppliers; and (4) such other factors as the committee may consider appropriate.

•
With regard to candidates who are properly recommended by shareholders or by other means, our nominating/corporate governance committee will review the qualifications of any such candidate, which review may, in our nominating/corporate governance committee’s discretion, include interviewing references, direct interviews with the candidate, or other actions our nominating/ corporate governance committee deems necessary or proper for assessing a candidate.

•
Our nominating/corporate governance committee has the authority to retain and terminate any third-party search firm to identify director candidates and has the authority to approve the fees and retention terms of such search firm. The board of directors (which includes our Chief Executive Officer) has used and may in the future use the services of a third-party search firm to help identify, screen, conduct background investigations of, and interview potential director candidates.

•
After completing its review and evaluation of director candidates, our nominating/corporate governance committee selects, or recommends to the full board of directors for selection, the director nominees.

Shareholder Recommendations for Nominations to the Board of Directors
Our nominating/corporate governance committee reviews shareholder recommendations for candidates to our board of directors in accordance with our Corporate Governance Guidelines and our Shareholder Director Communications Policy & Procedures. The board of directors’ policy is to consider all bona fide director candidates recommended by shareholders. To recommend a candidate for election to the board of directors, a shareholder must notify the nominating/corporate governance committee by writing to the General Counsel or Secretary of Theravance Biopharma at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: General Counsel/Secretary, no later than the deadlines set forth in Theravance Biopharma’s proxy statement for the preceding annual general meeting. Such shareholder’s notice must include the following information to be considered: (i) to the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act, in which such individual is a nominee for election to the board of directors, including the candidate’s name, age, detailed biographical data and qualifications for serving on our board of directors (including the candidate’s principal occupation or employment), information regarding any relationships between us and the candidate within the last three years and the number of our ordinary shares beneficially owned by the candidate; (ii) the director candidate’s written consent to (A) if selected, be named in Theravance Biopharma’s proxy statement and proxy and (B) if elected, to serve on the board of directors; (iii) a statement from the recommending shareholder in support of the candidate, including a statement regarding the candidate’s satisfaction of the board of directors’ membership criteria set forth in our Corporate Governance Guidelines; and (iv) any other information that such shareholder believes is relevant in considering the director candidate. The shareholder is also advised to provide evidence of the recommending person’s ownership of our shares and the shareholder’s name and address.
Board Diversity, Skills, Experience and Tenure
Our nominating/corporate governance committee and our board of directors are focused on ensuring that a wide range of backgrounds, attributes, viewpoints, and experiences are represented on our board of directors. While we value diversity, our nominating/corporate governance committee does not have a formal written policy regarding the consideration of diversity in identifying director nominees. However, as discussed above, diversity of experience is one of the numerous criteria our nominating/corporate governance committee reviews before recommending a candidate. Our nominating/corporate governance committee believes diversity of experience can come from personal characteristics such as race and gender as well as diversity in background, viewpoints, and skills. Our nominating/corporate governance committee and our board of directors is committed to actively seeking highly qualified women and individuals from underrepresented groups to include in the pool from which new candidates are selected.
While our nominating/corporate governance committee is committed to continued focus on and expansion of our board’s diversity, we also believe our current board represents a diversity of expertise, talents, skills, backgrounds, and personal characteristics. Our board of directors also seeks members that have extensive leadership experience, but may seek other members with different backgrounds, based upon the contributions they can make to our company. Currently, our directors collectively bring expertise and experience in a number of areas, including, without limitation, finance and investment, clinical development, biopharma, life sciences and healthcare industry, corporate strategy, corporate transactions, public company governance, regulatory, and commercialization of pharmaceutical products.
The chart below summarizes certain notable attributes and experiences of our continuing directors and of each Class I director nominee, highlighting the mix of attributes and experiences of our board of directors. These attributes and experiences align with the needs of, and positions our board of directors to oversee execution of, our long-term business strategy. This general summary is not intended to be an exhaustive list of each director’s contributions to the board, and biographical information about each continuing director and each nominee is included above in “Proposal One: Election of Directors — Information Regarding the Nominees and Other Directors.”
Expertise/Experience	Winningham	Alsup	Broshy	Grant	Gray	Kelly	Mitchell	O’Connor	Pakianathan
BioPharma/Life Sciences Industry	x	x	x		x	x	x	x	x
Corporate/Business Development/M&A	x	x	x	x	x	x	x	x	x
Clinical Development	x	x	x				x		x
Commercial	x		x				x
Finance & Accounting /Audit	x		x	x	x	x		x	x
Irish accounting, tax, legal, and regulatory matters								x
Legal/Policy/Corporate Governance	x	x		x		x			x
Marketing	x		x				x
Product Strategy	x	x	x				x		x
Regulatory	x	x
Risk Management	x	x		x	x	x		x
Shareholder Perspective				x		x
Strategic Planning	x	x	x	x	x	x	x	x	x
Technology & Cyber Security		x

Following the Annual Meeting, of the nine directors on our board, three will be women. One member of our board of directors is Asian, and one is a national of, and lives and works in, Ireland. Furthermore, our board members will range in age from 36 to 73.
Board Diversity Matrix as of March 11, 2024
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	1	—	—
In addition to regularly assessing the performance of our board of directors, the skills and experiences of the directors represented and any additional skills or experiences that we would benefit by having represented, or more strongly represented, on our board of directors, our nominating/corporate governance committee seeks to regularly bring new perspectives and voices onto our board of directors. For example, in 2023 we added additional directors who bring perspective and knowledge regarding shareholders views and priorities. Our nominating/ corporate governance committee and our board actively seek to have a mix of both long-tenured directors with deep understanding of our company and our strategies for value creation and shorter-tenured directors with fresh perspectives. In addition, they work to balance the evolution of the board to both bring in new perspectives and enhance our board’s collective skillset and ensure our board will continue to work together with respect, transparency and trust. Our nominating/corporate governance committee and our board believe achieving this balance is critical to fostering an environment of strong decision-making where our board can engage in healthy debate and dialogue and the unique skills and perspectives of each of our board members can be brought to bear for the company.
Since 2020, four new members have joined our board of directors. Following the Annual Meeting, four of our nine board members will have joined our board of directors on or after January 1, 2020.
	Winningham	Alsup	Broshy	Grant	Gray	Kelly	Mitchell	O’Connor	Pakianathan
Board Tenure (Years)	11	6	10	0	1	1	10	9	4
Year Joined	2013	2018	2014	2023	2023	2023	2014	2015	2020
Compensation Committee Interlocks and Insider Participation
As noted above, the compensation committee of our board of directors is currently comprised of Messrs. Broshy, Grant, Mitchell and O’Connor and Ms. Gray. None of the members of our compensation committee was at any time during the year ended December 31, 2023 (or at any other time) an officer or employee of Theravance Biopharma. None of our executive officers serve, or served during the year ended December 31, 2023, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.

Meetings of the Board of Directors
The full board of directors met 20 times during the year ended December 31, 2023 and acted by unanimous written consent twice. During the year ended December 31, 2023, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors (held during the period they were a director) and (ii) the total number of meetings held by all committees of the board on which they served (held during the period they were a member).
It is our policy that directors are invited and encouraged to attend our annual general meetings, and all of our directors attended the 2023 Annual Meeting.
Board Oversight of Risk
One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. While our board of directors is ultimately responsible for risk oversight, our board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and related procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management, including with respect to cybersecurity and information technology risks. Based on our regular monitoring of our information technology systems, we aren’t aware of any material cybersecurity breaches within the last three years. The nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. The compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, the full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities, and evaluates the risks inherent in significant transactions.
Environmental, Social and Governance Matters
We and our board of directors believe that long-term value for shareholders is supported by practices that follow a principled approach to environmental, social and governance (“ESG”) matters, including human capital management, workforce diversity, clinical trial safety and environmental stewardship. Our nominating/ corporate governance committee is responsible for overseeing ESG matters at the board level and reviews ESG practices with management. We have implemented, and continue to implement, practices designed to have a positive impact on patients, employees and the environment. We are proud that once-daily YUPELRI is dosed in recyclable single-use vials administered with any standard jet nebulizer. Single-use vials allow for one vial per day of hospital stay and may reduce COPD-related medication waste in the hospital setting compared to multi-dose devices such as metered-dose inhalers, soft-mist inhalers and dry-powder inhalers. When multi-dose devices are used for hospitalized patients, the majority of the medication may be wasted, and both the unused doses and the device are likely to be discarded when the patient is discharged from the hospital.
As further described in our Annual Report on Form 10-K for the year ended December 31, 2023 filed on March 1, 2024, we consider our employee relations first-rate and strive to provide a culture of purpose, engagement, and learning. In addition to valuing professional qualifications, we emphasize the importance of character and integrity, fostering a culture of empowerment where employees have ownership in business outcomes. Our employees are encouraged to ask questions, make suggestions, and provide input through many forms of corporate communication, such as an open-door policy, all-employee meetings, an anonymous online suggestion box, and an employee survey. Our employee survey is designed to assist us in measuring overall employee engagement, and we consistently achieve participation rates between 85% to 100%. Our 2023 survey scores averaged an overall score of 4.5 on a scale of 1 (Strongly Disagree) through 5 (Strongly Agree), and we received 100% participation from employees. These survey results provide important insight into organizational success and allow areas of opportunity to be identified and addressed.

We expect all employees to observe the highest levels of business ethics while delivering the highest levels of performance. We seek to promote an environment that fosters honest communications about matters of conduct related to our business activities, whether that conduct occurs within the company, involves one of our contractors, suppliers, consultants, clients, or any other party with a business relationship with us. We work diligently to make clear that management is prepared to address any reported violations and ensure that it is known that any form of retaliation is strictly prohibited. In addition, we have an easily accessible hotline available to employees wishing to report complaints anonymously.
We strive to build and maintain a culture of diversity, equity, and inclusion through both our business and human resources practices and policies. We strive to build and foster a culture where all employees feel empowered to be their authentic selves. Our Diversity, Equity & Inclusion Council and Women’s Leadership Network are company-sponsored, employee-led groups that aim to improve attraction, retention, development, inclusion, and engagement of a diverse and global workforce. For the benefit of our employees, patients, and community, we must celebrate, encourage, and support similarities and differences to drive innovation.
We believe that our talent strategy of providing exciting career growth and development opportunities, recognizing, and rewarding performance, providing competitive compensation and benefits assists us in attracting and retaining the best talent. We invest in employee learning and development by identifying and providing training and development programs, speakers, tuition reimbursement, and cross-training in areas of interest beyond hired role. We work diligently to attract the best talent from a diverse range of sources to meet the current and future demands of our business. We offer a competitive total rewards package that supports our business strategy to attract, retain and reward our employees in a highly competitive market. We regularly evaluate our compensation programs with an independent consultant and utilize industry benchmarking. Understanding the importance of goal setting and ongoing career development conversations, we require managers and employees to play an active role in a performance management process at monthly, quarterly, and annual frequencies.
Corporate Governance Guidelines
We describe many of our governance practices, policies and perspectives in our Corporate Governance Guidelines, which are posted on the Investor Relations portion of our website at www.theravance.com. Our Corporate Governance Guidelines address, among other things, our goals with respect to the mix of inside and outside directors, what constitutes independence for outside directors, board membership criteria, which apply equally to new and existing directors, the boards perspective on director retirement, including the annual review of directors over the age of 75, the primary responsibilities of our board, how agendas for our board meeting are set, directors’ access to our employees, executive sessions with only independent directors of our board, director orientation and continuing education, our board committees, and multiple board seats held by directors.
Multiple Board Seats
While our board of directors believes that service on other public company boards provides directors valuable experience that benefits us, our directors are expected to commit sufficient time and attention to the activities of our board, and we have always maintained a policy to help ensure that our directors have sufficient time to fully engage with and focus on their duties and responsibilities to us. In addition, we amended our Corporate Governance Guidelines in 2023 to align our quantitative outside board commitment guidelines more closely with the practice of our peers and investor guidance and describe more fully our nominating/corporate governance committee’s qualitative process and considerations when evaluating our director commitments.
Pursuant to our revised Corporate Governance Guidelines, members of our board of directors can sit on no more than four boards of directors of publicly traded companies, or two such boards of directors in the case of a director who is the CEO, in each case, including our board of directors, without consent of our nominating/corporate governance committee. This allows our nominating/corporate governance committee to assess the impact of the director joining additional boards within the context of a specific situation, including all public company leadership roles and outside commitments. In addition, our nominating/corporate governance committee reviews on a regular basis each director’s ability to be sufficiently committed to our board. When determining whether to allow the continued service of a director who serves on more than four boards of directors of publicly traded companies, or two such boards of directors in the case of a director who is the CEO, or who significantly changes their principal occupation or the role, position or areas of responsibility that they hold, our nominating/corporate governance committee considers, among other things, the director’s attendance and preparation for our board and committee meetings, the director’s availability for meetings with other board members and management in addition to regularly scheduled board and committee meetings, and the quality of the director’s contribution to board and committee discussion and decision-making. All of our directors currently meet the requirements of our Corporate Governance Guidelines’ regarding multiple board seats.
Shareholder Engagement
In 2023, members of management, and frequently members of our board of directors as well, met with investors that, as of December 31, 2023, held over 75% of our outstanding ordinary shares (excluding shares held by former and current directors and officers). In these meetings, we discussed our current goals, priorities, and strategy; our corporate governance, including director time commitments, our recent changes to our Amended and Restated Memorandum and Articles of Association to declassify the board of the directors over time, and board refreshment; our human capital management programs and initiatives; and our executive compensation program and equity plan. We also sought further investor feedback and perspective. Management provided a summary of comments received to our board of directors for discussion.
Cooperation Agreement with Shareholder Irenic Capital Management
On December 21, 2023, we entered into a cooperation agreement (the “Cooperation Agreement”) with Irenic Capital Management LP and certain of its affiliates (collectively “Irenic”). Pursuant to the Cooperation Agreement, we increased the size of our board of directors by one and approved the appointment of Mr. Grant as a Class II director of the board of directors, with a term expiring at our 2025 annual general meeting of shareholders. The Cooperation Agreement includes certain voting commitments, standstill, and mutual non-disparagement provisions that remain in place until the earlier of (i) 30 calendar days prior to the notice deadline under our Amended and Restated Memorandum and Articles of Association for the nomination of non-proxy access director candidates (the “Notice Deadline”) for election to the board of directors at our 2025 annual general meeting of shareholders and (ii) 150 days prior to the first anniversary of the Annual Meeting; provided, however, that if we notify Irenic at least 20 days prior to the expiration of the Cooperation Period that the board of directors irrevocably offers to re-nominate Mr. Grant for election at the 2025 annual general meeting of shareholders and Irenic accepts such offer, the Cooperation Period shall be automatically extended until the date that is the earlier of (a) 30 calendar days prior to the Notice Deadline for election to the board of directors at our 2026 annual general meeting of shareholders and (b) 150 days prior to the first anniversary of the 2025 annual general meeting of shareholders (the “Cooperation Period”). Pursuant to the Cooperation Agreement, from the Annual Meeting until the expiration of the Cooperation Period, the size of the board of directors will be no greater than 9 members. Concurrently with the execution of the Cooperation Agreement, we also entered into an Information Sharing Agreement (the “Information Sharing Agreement”) with Irenic, pursuant to which Irenic has the right during the Cooperation Period, upon Irenic’s request and subject to confidentiality obligations, including a 2 day trading prohibition following the cleanse of such information received under the Information Sharing Agreement, to receive certain information from us in connection with any upcoming quarterly or annual financial announcement or investor day. Irenic may replace Mr. Grant on our board of directors pursuant to, and under the circumstances specified by, the Cooperation Agreement. This description of the Cooperation Agreement is a summary only and is qualified in its entirety by reference to the copy of the Cooperation Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K that we filed on December 21, 2023.
Director Compensation
The following is a description of the standard compensation arrangements under which our non- employee directors are compensated for their service as directors, including as members of the various committees of our board of directors.

Cash Compensation
In 2023, each non-employee member of our board of directors received an annual retainer of $50,000 pursuant to our non-employee director compensation program. In addition, we paid the following fixed annual retainers to our non-employee directors for committee service and to our committee chairpersons and our lead independent director:
•
Lead Independent Director: $25,000

•
Audit committee chairperson: $20,000

•
Audit committee member (other than chairperson): $10,000

•
Compensation committee chairperson: $15,000

•
Compensation committee member (other than chairperson): $7,500

•
Nominating/corporate governance committee chairperson: $10,000

•
Nominating/corporate governance committee member (other than chairperson): $5,000

•
Commercialization & Development committee chairperson: $10,000

•
Commercialization & Development committee member (other than chairperson): $5,000

Pursuant to our non-employee director compensation program, we also paid our non-employee directors an additional fee of $1,500 for attending in-person board of directors meetings held outside the United States. All cash compensation to the non-employee members of our board of directors is paid quarterly in arrears. The members of our board of directors are also eligible for reimbursement for their expenses incurred in attending board meetings in accordance with our non-employee director compensation program.
Equity Compensation
Each of our non-employee directors is also compensated with periodic automatic grants of equity awards under our non-employee director compensation program. These grants are non-discretionary, and only our non-employee directors are eligible to receive these automatic grants.
Automatic Initial Equity Awards Prior to the 2023 Annual Meeting
Under our automatic grant program prior to the 2023 Annual Meeting, each individual who first became a non-employee director was, on the date such individual joined our board of directors, automatically granted the following equity awards: (i) a grant of restricted share units (“RSUs”) covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant covering 28,000 ordinary shares. The initial option grants would vest monthly over the director’s first two years of service, and the initial RSUs would vest in two equal annual installments over the director’s first two years of service. In addition, on the date of joining our board of directors, a new non-employee director also received the standard annual equity awards (if joining on the date of our annual general meeting) or pro-rated annual equity awards (if joining on any other date), as described below. The pro-ration was based upon the number of months of service the new board member provided during the 12-month period ending on the one-year anniversary of the most recent annual general meeting. The standard annual award would vest on the same dates as the automatic annual non-employee director grant described below.
Automatic Initial Equity Awards Effective as of the 2023 Annual Meeting
Effective as of the 2023 Annual Meeting and at the recommendation of our compensation committee, our board of directors revised the automatic equity awards granted to our non-employee directors to align our non-employee director compensation with the median amount paid by our peers. Following such revision, each individual who first becomes a non-employee director will, on the date such individual joins our board of directors, automatically be granted the following equity awards: (i) a grant of restricted share units covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant with a Black-Scholes grant date fair value of $125,000. The initial option grants will vest monthly over the director’s first two years of service, and the initial RSUs will vest in two equal annual installments over the director’s first two years of service. In addition, on the date of joining our board of directors, a new non-employee director will also receive the standard annual equity awards (if joining on the date of our annual general meeting) or pro-rated annual equity awards (if joining on any other date), as described below. The pro-ration will be based upon the number of months of service the new board member will provide during the 12-month period ending on the one-year anniversary of the most recent annual general meeting. The standard annual award will vest on the same dates as the automatic annual non-employee director grant described below.
Automatic Annual Equity Awards Effective as of the 2023 Annual Meeting
At each annual general meeting (if applicable, upon each non-employee director’s re-election to our board of directors), each non-employee director will automatically be granted the following equity awards: (i) a grant of RSUs covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant with a Black-Scholes value of $125,000. These RSUs will vest in full on the earlier of the one-year anniversary of the date of grant or the next annual general meeting, subject to continued service through such date. The share options will vest monthly over the earlier of one year of service or the next annual general meeting.
All automatic equity awards vest in full if we are subject to a change in control or the board member dies or becomes disabled while in service. Each share option granted pursuant to the automatic grant program will have an exercise price equal to the fair market value of our ordinary shares on the date of grant, a term of up to ten years and will remain exercisable for three years following termination of a director’s service other than for cause. Each RSU granted pursuant to the automatic grant program will be settled by issuing our ordinary shares upon vesting and includes cash dividend equivalent rights in the event we pay any cash dividends to shareholders while the award is outstanding.
In addition to the automatic equity awards described above, directors are also eligible to receive other equity awards under our 2013 Equity Incentive Plan (including the Amended and Restated 2013 Equity Plan after our 2023 Annual Meeting and, in either case, the “2013 Equity Incentive Plan”).
2023 Director Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during 2023, other than a director who also served as a named executive officer.
Name	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(2)(3)	Option Awards ($)(2)(4)	Totals ($)
(a)	(b)	(c)	(d)	(e)
Eran Broshy	80,155	99,995	124,989	305,139
Burton G. Malkiel, Ph.D.	81,690	99,995	124,989	306,674
Dean J. Mitchell	86,742	99,995	124,989	311,726
Donal O’Connor	70,808	99,995	124,989	295,792
Deepika R. Pakianathan, Ph.D.	82,690	99,995	124,989	307,674
Laurie Smaldone Alsup, M.D.	72,690	99,995	124,989	297,674
William D. Young(5)	35,291	0	0	35,291
Susannah Gray(6)	52,600	216,649	293,873	563,122
James Kelly(7)	43,096	0	0	43,096
Jeremy T. Grant(8)	1,868	133,331	166,494	301,693

(1)
Includes the annual retainers paid to each director for service in 2023, as well as fees for attendance at in-person board of director meetings outside of the United States in 2023.

(2)
The amounts in these columns represent the aggregate grant date fair value of share awards and option awards granted to the director during 2023, computed in accordance with FASB ASC Topic 718. See

Notes 1 and 2 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 1, 2024 for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards. Mr. Kelly waived his right to receive equity awards under our non-employee director compensation program.
(3)
As of December 31, 2023 (i) Messrs. Kelly and Young held no outstanding, unvested RSUs; (ii) Mr. Grant held outstanding, unvested RSUs under which 11,768 ordinary shares were issuable; (iii) Ms. Gray held outstanding, unvested RSUs under which 19,263 ordinary shares were issuable; and (iv) each of the remaining directors listed above held outstanding, unvested RSUs under which 9,132 ordinary shares were issuable.

(4)
As of December 31, 2023, the directors listed above held outstanding options to purchase the following number of our ordinary shares: Mr. Broshy (98,044); Dr. Malkiel (98,044); Mr. Mitchell (98,044); Mr. O’Connor (86,044); Dr. Pakianathan (73,044); Dr. Smaldone Alsup (87,544); Ms. Gray (54,710); and Mr. Grant (26,312). Messrs. Kelly and Young held no outstanding options to purchase our ordinary shares.

(5)
Mr. Young was no longer a member of our board of directors on May 2, 2023.

(6)
Ms. Gray joined our board of directors on February 26, 2023.

(7)
Mr. Kelly joined our board of directors on April 11, 2023.

(8)
Mr. Grant joined our board of directors on December 21, 2023.

Non-Employee Director Share Ownership Guidelines
Effective January 1, 2018, our board of directors adopted share ownership guidelines for our non- employee directors. Pursuant to these guidelines, beginning on the later of January 1, 2023 or after five years of service, non-employee directors are expected to hold shares (including vested and unvested RSUs) with a value equal to at least five times their annual base cash retainer. All non-employee members of our board of directors are in compliance with our non-employee director share ownership guidelines, with the exception of non-employee members of our board of directors who do not yet have sufficient tenure to require compliance with such guidelines.
Hedging Policy Disclosure
Pursuant to our insider trading policy, all our directors, officers, employees and agents (such as consultants and independent contractors) as well as the members of their immediate family, persons with whom they share a household, persons that are their economic dependents and any other individuals or entities whose transactions in securities they influence, direct or control are prohibited from engaging in transactions in publicly-traded options on our securities, such as puts, calls and other derivative securities, on an exchange or in any other organized market. Although our Insider Trading Policy requires that all such individuals receive permission from one of our senior legal officers before entering into any hedging or monetization transactions, we have not and do not intend to in the future approve any such transactions. The full text of our insider trading policy is posted on the Investor Relations portion of our website at www.theravance.com.
Shareholder Communications with the Board of Directors
Shareholders interested in communicating with the board of directors or a particular director should send correspondence to Theravance Biopharma, Inc., c/o of its U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attn: Secretary. Each communication should set forth (i) the name and address of the shareholder as it appears on our books and, if the shares are held by a nominee, the name and address of the beneficial owner of the shares, and (ii) the number of ordinary shares that are owned of record by the record holder and beneficially by the beneficial owner. Pursuant to our Shareholder — Director Communications Policy & Procedures, the Secretary has been instructed, in his discretion, to screen out communications from shareholders that are not related to the duties and responsibilities of the board of directors. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a committee of the board of directors or a particular director, as appropriate.

EXECUTIVE OFFICERS
The following table provides information concerning our executive officers as of March 11, 2024:
Name	Age	Position(s)
Rick E Winningham	64	Chief Executive Officer and Chairman of the Board
Rhonda F. Farnum	59	Chief Business Officer and Senior Vice President, Commercial & Medical Affairs
Brett A. Grimaud	50	Senior Vice President, General Counsel and Secretary
Aine Miller	47	Senior Vice President, Development and Head of Ireland Office
Aziz Sawaf	42	Senior Vice President, Chief Financial Officer
Rick E Winningham.   See biographical information set forth above under “Proposal One: Election of Directors — Information Regarding the Nominees and Other Directors.”
Rhonda F. Farnum was appointed Chief Business Officer and Senior Vice President, Commercial and Medical Affairs in December 2021. Ms. Farnum joined Theravance Biopharma in July 2018 as Vice President, Sales and Marketing. She is responsible for commercial execution of Theravance Biopharma’s branded products, including sales, marketing, and managed markets. Prior to joining Theravance Biopharma, Ms. Farnum led marketing efforts for multiple products in the Amgen, Inc. oncology business unit from June 2015 to July 2018. Prior to Amgen, she served as the head of the Hematology Business Unit at Onyx Pharmaceuticals, from December 2014 to June 2015. Prior to Onyx Pharmaceuticals, she served in increasing marketing and sales leadership roles within the commercial divisions of Pharmacyclics and Genentech. Ms. Farnum earned a Bachelor of Science degree from the University of Georgia in Physics and Pre-Med, graduating Magna Cum Laude, and in addition has completed programs and boarded registration in Nuclear Medicine Technology and Nursing.
Brett A. Grimaud has served as our Senior Vice President, General Counsel and Secretary since June 2022. Previously, Mr. Grimaud was our Vice President and General Counsel from October 2021 to June 2022. Since joining Theravance Biopharma in June 2014, Mr. Grimaud has served in various roles of increasing responsibility across the legal organization. Prior our spin-off from Innoviva, Mr. Grimaud was the Senior Director and Senior Corporate Counsel at Innoviva from January 2012 to June 2014. From January 2003 to December 2011, Mr. Grimaud was a corporate and securities attorney at the law firm, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP. Mr. Grimaud holds a J.D. from the University of Chicago and a B.A. from the University of California, Los Angeles.
Dr. Aine Miller, Ph.D., was appointed Senior Vice President of Development in November 2023, where she is responsible for leading the progression of late-stage clinical assets through regulatory filing and approval. Dr. Miller is head of our Theravance Biopharma Ireland office. Since joining Theravance Biopharma in February 2020, Dr. Miller has served as the Vice President of Regulatory from February 2020 to September 2020, as the Vice President of Regulatory and Medical Writing from September 2020 to March 2022, and more recently, as Vice President of Regulatory, Quality, Clinical Safety and PV from March 2022 to November 2023. Prior to joining Theravance Biopharma, Dr. Miller spent five years at Alkermes where she was the Global Senior Director of Regulatory and held responsibility for regulatory strategy across multiple development programs. In this role she also served as the Development Team Leader for a late-stage program through to NDA approval. Prior to Alkermes, Dr. Miller led global regulatory strategic activities for commercial and development programs at Elan. Before that she worked at Allergan Medical, where she held various regulatory roles of increasing responsibility. Over her 20-year career, Dr. Miller has worked on all stages of drug development providing global regulatory strategic leadership and has led negotiation with EMA, FDA and International Regulatory Agencies across a range of therapeutic areas. Dr. Miller holds a BSc and PhD in Biotechnology from Dublin City University.
Aziz Sawaf, CFA, has served as our Senior President, Chief Financial Officer since January 2023. Previously, Mr. Sawaf was our Vice President of Finance and a member of the Senior Leadership Team from October 2021 to December 2022, having joined us in June 2014 and serving in various roles of increasing responsibility across the finance organization. Prior to Theravance Biopharma, Mr. Sawaf spent four years at Gilead Sciences, working in several Finance roles supporting the Commercial and R&D organizations. Prior to Gilead Sciences, Mr. Sawaf worked at Amgen, in Consulting and in internet start-up Finance. Mr. Sawaf holds a B.A. in Business Administration, Finance, from the University of Arizona, an M.B.A. from the University of Southern California Marshall School of Business, and a Master of Biotechnology Enterprise and Entrepreneurship (M.B.E.E.) from Johns Hopkins University. Mr. Sawaf has been a CFA charterholder since 2013.

EXECUTIVE COMPENSATION
2023 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by, or paid to our “principal executive officer” and our next two most highly compensated executive officers for our fiscal years ended December 31, 2023, and 2022, as applicable.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Rick E Winningham Chief Executive Officer	2023	1,047,431	—	3,015,100	—	251,000	5,000(4)	4,318,531
	2022	1,047,431	—	1,740,800	2,756,847	722,727	5,099	6,272,904
Aziz Sawaf(6) Senior Vice President, Chief Financial Officer	2023	448,500	9,000	803,200	—	126,000	—	1,386,700

Richard Graham Former Senior Vice President, Strategic Advisor R&D	2023	518,333	—	753,000	—	130,000	5,000(4)	1,406,333
	2022	482,875	291,094	—	—	287,500	5,130	1,066,599

(1)
Includes amounts deferred pursuant to our 401(k) plan.

(2)
Reflects a cash bonus awarded to Mr. Sawaf at the discretion of the compensation committee, as discussed in greater detail in the “Base Salaries and Incentive Compensation” section of the “Narrative Disclosure to Summary Compensation Table” beginning on page 32.

(3)
The amounts in these columns reflect the aggregate grant date fair value of share awards and option awards granted by us, computed in accordance with FASB ASC Topic 718. See Notes 1 and 12 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 1, 2024 for a discussion of all assumptions made by us in determining the grant date fair value of such awards. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based on the probable outcome of the performance conditions. Mr. Winningham and Dr. Graham were granted performance-contingent RSUs in March 2023, the vesting of which is tied to the achievement of performance milestones, as described in greater detail in the “Equity Compensation” section of the “Narrative Disclosure to Summary Compensation Table” section on page 32. For the performance-contingent RSUs granted to Mr. Winningham, which is a market-based award, $1,358,500 is included in the “share awards” column above and represents the grant date fair value determined using a Monte-Carlo valuation model. For the performance-contingent RSUs granted to Dr. Graham, it was determined at the time the awards were made that it was not probable that any of the applicable performance milestones would be achieved, and therefore no amount attributable to such awards is included in the “share awards” column. The grant date fair value of the performance-contingent RSUs granted to Dr. Graham, assuming that all milestones are achieved (at their maximum levels for purposes of full vesting of the awards) is $1,004,000.

(4)
The amounts in this column reflect cash bonus awards earned by the named executive officers under our annual cash bonus plan, and which were paid in the first quarter of the following year.

(5)
Represents matching contributions for the 401(k) plan.

(6)
The executive officer was employed by us but was not one of our named executive officers in 2022. Accordingly, compensation information is only provided for 2023.

Narrative Disclosure to Summary Compensation Table
The compensation of our named executive officers generally consists of base salary, annual cash incentive opportunity and equity compensation. Our goal is to maintain a compensation program that will fairly compensate employees while attracting and retaining highly qualified employees, motivating their performance and rewarding the achievement of key corporate goals. We also aim to align employees’ long-term interests with those of our shareholders.
We are a biopharmaceutical company that operates in an extremely competitive, rapidly changing and heavily regulated industry. We believe that the skill, talent, judgment and dedication of our executive officers and other employees are critical factors affecting our shareholder value. Maximizing the value of our assets and delivering medicines to patients in need requires our executive officers to be expert in not only the science behind drug development, formulation and manufacturing, but also patient needs, prescriber concerns and priorities, institutional dynamics, the insurance reimbursement landscape, as well as the priorities, plans, strengths and weaknesses of our competitors and potential partners. To ensure we remain competitive in the market to hire and retain employees, our Chief Executive Officer and compensation committee frequently review data about the compensation of similar officers at companies within a peer group established by the compensation committee, with the advice of our compensation consultant.
In 2023, our compensation committee has continued to focus on aligning executive compensation with the interests of our shareholders. Fifty percent of Mr. Winningham’s 2023 equity compensation was provided in performance-based RSUs (“PSUs”) that vest upon the achievement of three stock price appreciation targets of increasing difficulty over four years, all of which, if achieved, will reflect strong growth (described more completely below). None of the 2023 PSU price targets have been achieved to date. Other executive officers, including Dr. Graham, were also granted PSUs subject to challenging performance goals. In addition, each of our executive officers received an annual cash bonus under our performance-based cash bonus program based on our achievement of 2023 corporate goals, which are intended to be motivational and more challenging than we expect to achieve. No changes have been made to Mr. Winningham’s base salary and target bonus since 2021, and Mr. Winningham’s 2023 annual equity grant value was reduced by approximately 33% compared to 2022.
In 2024, the Committee did not increase Mr. Winningham’s base salary and 50% of his equity award again consisted of PSUs that vest upon the achievement of three stock price appreciation targets of increasing difficulty over four years, all of which, if achieved, will reflect strong growth.
With our small team and a focus on executing our board of directors’ vision for long-term and short-term value creation and the development of medicines that make a difference in the lives of patients, we achieved the following in 2023:
•
YUPELRI Sales Growth.   YUPELRI experienced sales growth and reached all-time high yearly net sales and profitability. Through the combined commercialization efforts with our partner Viatris Inc. (“Viatris”), total YUPELRI net sales increased by 9% to $221.0 million in 2023 compared to 2022. Hospital volumes, which we are directly responsible for, grew 46% in 2023 compared to 2022 and was a meaningful contributor to YUPELRI’s overall net sales growth for the year.

•
Initiation of Ampreloxetine New Phase 3 Clinical Study.   In the first quarter of 2023, we initiated the ampreloxetine new Phase 3 clinical study (CYPRESS) in MSA patients with symptomatic nOH, using the Orthostatic Hypotension Symptom Assessment Scale (“OHSA”) composite score as the primary endpoint. In May 2023, we announced that the FDA granted Orphan Drug Designation status to ampreloxetine for the treatment of symptomatic nOH in patients with MSA. The study is currently enrolling patients and, as of February 26, 2024, had 42 clinical sites open across 11 countries.

•
Capital Return Program.   We reduced our shares outstanding by 37% during the course of our capital return program, which ran between September 2022 and January 2024, through the repurchase of a total of 31.4 million shares for an approximate aggregate cost of $325.3 million. In 2023, we repurchased 18.63 million of our ordinary shares on the open market.

•
Discontinued Investment in Research.    In February 2023, we announced that we discontinued our research activities and prioritized our R&D resources toward the ampreloxetine Phase 3 study and the completion of the YUPELRI Peak Inspiratory Flow Rate (PIFR-2) Phase 4 study. As a result of halting further investment in research activities, our headcount was reduced by approximately 17% in March 2023.

•
Board Governance Changes.   In 2023, we appointed three new independent directors reflecting our ongoing commitment to bringing new perspectives and complementary skills to the Company. In addition, we put forth a proposal to declassify the board of the directors over time which was approved at our May 2023 Annual General Meeting of Shareholders. In addition, as described in the section entitled “Corporate Governance — Cooperation Agreement with Shareholder Irenic Capital Management” we entered into a cooperation agreement with Irenic Capital Management LP and certain of its affiliates in December 2023.
Base Salaries and Annual Incentive Opportunities
Base salaries are set to reflect compensation commensurate with the executive’s current position, work experience and contribution. Our goal is to attract and retain high caliber talent for the position and to provide a base wage that is stable and subject to relatively little risk. Salary for the Chief Executive Officer and the other named executive officers is determined based on the underlying scope of their respective responsibilities and their personal experience working at innovative biotechnology and drug development companies and takes into account competitive market compensation data. The base salaries and target bonuses of our named executive officers are generally reviewed annually and adjusted when our compensation committee determines that an adjustment is appropriate. Our named executive officers’ 2023 base salaries were as follows: $1,047,431 for Mr. Winningham, $450,000 for Mr. Sawaf and $520,000 for Dr. Graham, reflecting no increase from 2022 for Mr. Winningham and 4% increases from 2022 for Mr. Sawaf and Dr. Graham. Mr. Winningham was not provided a salary increase in 2024.
We believe that successful execution against our corporate goals is the best way to enhance shareholder value. Accordingly, each of our named executive officers is eligible for an annual cash bonus under our company-wide bonus program, which is designed to reward achievement of key corporate goals established by our board of directors as well as individual performance. Each participant in our company-wide bonus program, including our named executive officers, has a target bonus stated as a percentage of annual base salary for the year. For 2023, target bonus percentages remained consistent with the prior year and were 50% of annual base salary for senior vice presidents and 60% of annual base salary for our Chief Executive Officer. In determining individual bonuses for our named executive officers, our compensation committee first assesses achievement of the corporate goals to establish the size of the company-wide bonus pool. Then each individual officer’s bonus may be increased or decreased based on a subjective assessment of individual performance, up to a maximum achievement of 200% of the target.
The corporate goals under the bonus program are established by our board of directors annually and are focused on strategic objectives that advance our mission and are intended to create long-term value for our shareholders. We typically set more goals than we reasonably believe we can accomplish in a given time frame to drive the leadership team’s performance and set a tone of high achievement. Our 2023 corporate goals highlighted key commercial, research and development, and corporate objectives intended to drive performance, provide a consistent direction, and align employee focus and effort with our board of directors’ vision for long-term and short-term value creation and our core purpose of developing medicines that make a difference in the lives of patients.
At the end of the year, our compensation committee reviewed performance against the corporate goals and determined the overall score for each category, which determined the size of the bonus pool for all employees. The compensation committee considered information presented by our management on our company-wide performance against goals and the individual contributions of the named executive officers toward achievement of the goals. Scoring for each category and total bonus funding is capped at 200% of target. Given our achievements in 2023, we believe the final score assigned for the bonus pool underscores both the rigor of the goals set and the discipline applied by the compensation committee in determining achievement. The 2023 bonus pool was funded at 56% of target based on the following 2023 goals and achievement determinations:
•
Commercial.   The commercial goals consisted of (i) a net sales target, which is a metric we have highlighted in our corporate goals for many years, and (ii) a new hospital sales target, which was intended to provide a goal within the direct control of our employees. The compensation committee determined achievement of the net sales goal at 30% as the target goal was not achieved, and the hospital sales goal at 125% achievement score because our team exceeded the hospital sales goal.

•
Research and Development.   The research and development goals consisted of (i) a PIFR 2 results goal, which the committee determined was not achieved, (ii) an ampreloxetine enrollment goal, which was determined at 25% achievement, and (iii) the achievement of orphan drug designation for ampreloxetine, which was determined at 100% achievement.
•
Corporate.   The corporate goals consisted of (i) a non-GAAP net income (loss) from continuing operations1 goal, which was determined to be achieved at 110% and (ii) an employee centered goal focused on attracting, retaining and developing diverse, engaged and passionate talent through comprehensive engagement and recognition initiatives, which was determined to be achieved at 100% of target.

The compensation committee exercised its discretion to increase the bonus percentage awarded to Mr. Sawaf for 2023 performance above actual achievement of our corporate goals, and to decrease the bonus percentage awarded to Mr. Winningham and Dr. Graham for 2023 performance below actual achievement of our corporate goals. The total cash bonuses awarded to our named executive officers are shown in the table below:
Name	Title	Cash Bonus ($)	Achievement of Target (%)
Rick Winningham	Chief Executive Officer	251,000	40
Aziz Sawaf	Senior Vice President, Chief Financial Officer	135,000	60
Richard Graham	Former Senior Vice President, Research and Development	130,000	50
Equity Compensation
Our long-term equity incentives seek to support our strategy of attracting employees with excellence and expertise in a wide variety of functional areas (e.g., clinical science, clinical trial execution, partnering and collaboration, strategic marketing, marketing science and financial planning). Equally as important, our equity incentives seek to support a culture that emphasizes teamwork as well as long-term retention of our employees in an intensely competitive environment. Options have been used primarily as a hiring incentive, with annual replenishment awards historically provided primarily in the form of RSUs to minimize dilution to shareholders. Annual replenishment equity awards generally are considered during the first quarter of each year, and additional equity awards may be made in certain other circumstances throughout the year. Replenishment equity awards generally vest over a four-year period. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance shareholder value over time.
During 2023, Mr. Winningham and Dr. Graham were awarded both RSUs and PSUs pursuant to our 2013 Equity Incentive Plan and Mr. Sawaf was awarded RSUs pursuant to our 2013 Equity Incentive Plan.
The RSUs awarded to our named executive officers in 2023 vest over four years, with 25% vesting on February 20, 2024, and the remaining RSUs vesting in equal quarterly installments on the Company vesting dates for the three years thereafter, provided that the named executive officer remains in continuous service through each such date.
The PSUs awarded to Mr. Winningham are eligible to vest subject to the achievement of three share price appreciation milestones set forth below within four years of the date of grant, with one-third of the PSUs eligible to vest based on achievement of each of the three milestones. In the event of a share split or other event described in Section 11.1 of our 2013 Equity Incentive Plan, a corresponding adjustment will be made in each share price appreciation target. See “Change in Control Severance Benefits” below for more information regarding treatment of Mr. Winningham’s PSUs in the event of a change in control. Following achievement of the applicable share price appreciation target, a four-year service — based vesting period will apply retroactively, commencing from the grant date (25% on February 20, 2024 and 6.25% of the PSUs on each quarterly Company vesting date thereafter).

1
Non-GAAP net income (loss) from continuing operations consists of net income (loss) from continuing operations, excluding share-based compensation expense, non-cash interest expense and income tax expense (benefit).

Share Price Appreciation Milestone	Total Number of PSUs Eligible to Vest
Achieve 20 trading day average closing share price of $13.05 or higher	55,000
Achieve 20 trading day average closing share price of $16.06 or higher	55,000
Achieve 20 trading day average closing share price of $19.08 or higher	55,000
The PSUs awarded to Dr. Graham are eligible to vest subject to the achievement of certain performance milestones and satisfaction of certain service-based conditions as follows:
Number of PSUs Eligible to Vest	Performance-Based Milestone	Service-Based Vesting Condition
15,000	Completion of enrollment of PIFR-2 study to enable positive top line results by December 31, 2023.
50% of any earned PSUs will vest on the first Company vesting date after achievement of the applicable milestone and the remaining 50% will vest one year later, subject to Dr. Graham’s continuous service through each such date.

15,000	Achievement of ampreloxetine CYPRESS trial enrollment goal by December 31, 2023.
50,000	Achievement of series of ampreloxetine CYPRESS trial enrollment goals by June 30, 2024.
100% of any earned PSUs will vest on the first Company vesting date that occurs on or after the certification of achievement of the applicable performance-based milestone by the compensation committee, subject to Dr. Graham’s continuous service.

10,000	Filing of new drug application in the U.S. for ampreloxetine by December 31, 2024.
10,000	FDA approval of new drug application in the U.S. for ampreloxetine by September 30, 2025.
The compensation committee certified the achievement of the PIFR-2 goal in October 2023 which resulted in 50% of the PSUs related to such goal vesting in November 2023. The other 50% of the PSUs related to such goal vested in connection with the severance and termination agreement we entered into in connection with the termination of Dr. Graham’s employment with us in February 2024. None of the remaining goals applicable to Dr. Graham’s PSUs were satisfied prior to termination of his employment in February 2024.
2024 Compensation Decisions
The Compensation Committee’s decisions regarding compensation levels and performance incentives for 2024 were intended to further align executives’ incentives with the performance of the overall company and their primary area of focus.
•
Mr. Winningham’s salary and target bonus were not increased. In addition, Mr. Winningham’s 2024 equity awards were structured similar to 2023, with 50% granted as time-based RSUs (vesting over four years of service) and 50% granted as performance-based RSUs (“PSUs”) that will be earned based on the achievement of three share price appreciation targets of increasing difficulty over four years of $12.42, $14.49 and $16.56 per share.

•
Mr. Winningham has agreed to use approximately 20% of his after-tax 2024 salary to purchase ordinary shares from the Company. Subject to the terms of a restricted share purchase agreement between the parties, these purchases will take place periodically at a purchase price per share equal to the closing price of an ordinary share on the Nasdaq Global Market on each purchase date.

•
The 2024 corporate bonus plan has been set using pre-established weightings for Commercial, Development, and Corporate activities, with objective goals in each category. The weightings of each category are different for bonus plan participants depending on their primary area of focus.

The 2024 equity program for officers was granted 50% as time-vested RSUs and 50% as PSUs that are earned for achievement of goals related to each executive’s primary area of focus. The executives engaged in commercial activities earn their PSUs if certain Yupelri sales goals are achieved and executives engaged in development of ampreloxetine earn their PSUs if certain clinical development milestones are achieved, subject to adjustment based on the timing of milestone achievement. The corporate staff executives as well as the CEO earn their PSUs for the achievement of three stock price appreciation targets of increasing difficulty over four years, all of which, if achieved, will reflect strong growth.
Employee Benefits and Perquisites
We generally do not provide perquisites or other personal benefits to named executive officers that we do not provide to all of our employees.
Retirement Benefits
We maintain a 401(k) retirement savings plan for eligible employees, including our named executive officers. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees, including a 50% company matching contribution of up to $5,000.
We do not provide a non-qualified deferred compensation program or a supplemental executive retirement plan to our named executive officers.
Outstanding Equity Awards at Fiscal 2023 Year-End
The following table sets forth information regarding each unexercised option to purchase our ordinary shares and each restricted share unit held by each of our named executive officers as of December 31, 2023.
Unless otherwise indicated below, all of our equity awards were granted under our 2013 Equity Incentive Plan and will fully vest in the event of a change in control unless the awards are assumed by the successor corporation or replaced with comparable awards. For additional information regarding other vesting acceleration provisions applicable to the outstanding equity awards held by our named executive officers, please see the section titled “Change in Control Severance Benefits” of the “Employment Agreements with Named Executive Officers” section beginning on page 40.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Rick E Winningham	80,000(3)	—	23.51	6/02/2024	—	—	—	—
	320,000(4)	—	28.35	8/21/2024	—	—	—	—
	236,042(5)	278,958	10.24	2/24/2032	—	—	—	—
	—	—	—	—	10,625(6)	119,425	—	—
	—	—	—	—	53,125(7)	597,125	—	—
	—	—	—	—	95,625(8)	1,074,825	—	—
	—	—	—	—	165,000(9)	1,854,600	—	—
	—	—	—	—	—	—	55,000(10)	618,200
Aziz Sawaf	—	—	—	—	437(6)	4,912	—	—
	—	—	—	—	937(11)	10,532	—	—
	—	—	—	—	3,125(7)	35,125	—	—
	—	—	—	—	40,000(12)	449,600	—	—
					5,000(13)	56,200
	—	—	—	—	35,000(14)	393,400	—	—
	—	—	—	—	10,937(15)	122,932	—	—
	—	—	—	—	80,000(9)	899,200	—	—
Richard A. Graham	—	—	—	—	1,250(6)	14,050	—	—
	—	—	—	—	5,156(11)	57,953	—	—
	—	—	—	—	20,312(7)	228,307	—	—
	—	—	—	—	87,500(14)	983,500	—	—
	—	—	—	—	75,000(9)	843,000	—	—
	—	—	—	—	7,500(16)	84,300	25,000(16)	281,000
	—	—	—	—	—	—	10,000(17)	112,400

(1)
Computed in accordance with SEC rules as the number of unvested RSUs multiplied by the closing market price of our ordinary shares at the end of our 2023 fiscal year, which was $11.24. The actual value (if any) to be realized by the officer depends on whether the RSUs vest and the future performance of our ordinary shares.

(2)
Computed in accordance with SEC rules as the number of unvested RSUs multiplied by the closing market price of our ordinary shares at the end of the 2023 fiscal year, which was $11.24. The actual value (if any) to be realized by the officer depends on whether the performance milestones related thereto are achieved, whether the award vests following achievement of the performance milestones, and the future performance of our ordinary shares.

(3)
Mr. Winningham was granted an option under our 2013 Equity Incentive Plan on June 3, 2014 in connection with his commencement of employment with us. 25% of the shares subject to the option vested on February 20, 2015, and the remaining shares vested monthly thereafter over the course of the next three years, subject to Mr. Winningham’s continuous service through each vesting date.

(4)
Mr. Winningham was granted an option under our 2013 Equity Incentive Plan on August 22, 2014 in connection with commencing full-time employment with us. 25% of the shares subject to the option vested on August 15, 2015, and the remaining shares vested monthly thereafter over the course of the next three years, subject to Mr. Winningham’s continuous service through each vesting date.

(5)
Mr. Winningham was granted an annual replenishment equity award of an option under our 2013 Equity Incentive Plan on February 25, 2022. 25% of the shares subject to the option vested on February 25, 2023, and the remaining shares vest in equal monthly installments over the following three years, subject to Mr. Winningham’s continuous service through each vesting date.

(6)
Messrs. Winningham and Sawaf and Dr. Graham were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 3, 2020. 25% of the RSUs vested on February 20, 2021 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(7)
Messrs. Winningham and Sawaf and Dr. Graham, were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 8, 2021. 25% of the RSUs vested on February 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(8)
Mr. Winningham was granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 25, 2022. 25% of the RSUs vested on February 20, 2023 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Mr. Winningham’s continuous service through each vesting date.

(9)
Messrs. Winningham and Sawaf and Dr. Graham were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on March 1, 2023. 25% of the RSUs vested on February 20, 2024 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(10)
Mr. Winningham was granted performance-based RSUs under our 2013 Equity Incentive Plan on March 1, 2023. Vesting of these RSUs is contingent upon achievement of three share price appreciation milestones within four years of the date of grant, as well as continued employment, as described in greater detail in the “Narrative Disclosure to Summary Compensation Table” section beginning on page 32 above. In accordance with SEC rules, the number of RSUs in column (i) and the value of those RSUs in column (j) reflects threshold performance assuming one share price appreciation milestone is achieved.

(11)
Mr. Sawaf and Dr. Graham were each granted RSUs under our 2013 Equity Incentive Plan on September 1, 2020. 25% of the RSUs vested on August 20, 2021 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(12)
Mr. Sawaf was granted RSUs under our 2013 Equity Incentive Plan on November 1, 2021, in connection with our restructuring. 25% of these RSUs vested on November 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Mr. Sawaf’s continuous service through each vesting date.

(13)
Mr. Sawaf was granted RSUs under our 2013 Equity Incentive Plan on November 1, 2021 in connection with a promotion. 25% of these RSUs vested on November 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Mr. Sawaf’s continuous service through each vesting date.

(14)
Mr. Sawaf and Dr. Graham were each granted RSUs under our 2013 Equity Incentive Plan on December 2, 2021 in connection with our restructuring. 25% of the RSUs vested on November 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(15)
Mr. Sawaf was granted RSUs under our 2013 Equity Incentive Plan on June 1, 2022 in connection with a promotion. 25% of the RSUs vested on May 20, 2023 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Mr. Sawaf’s continuous service through each vesting date.

(16)
Dr. Graham was granted performance-based RSUs under our 2013 Equity Incentive Plan on March 1, 2023. Vesting of these RSUs is contingent upon achievement of three performance milestones relating to certain enrollment targets in the PIFR-2 study and the ampreloxteine CYPRESS trial, as well as continued employment, as described in greater detail in the “Narrative Disclosure to Summary Compensation Table” section beginning on page 32 above. The first performance milestone applicable to the PIFR-2 study was achieved in October 2023 and, as a result, 50% of the RSUs attributable to such milestone vested on November 20, 2023 and the remaining 50% of such RSUs became eligible to vest on November 20, 2024. However, such RSUs vested in connection with the separation agreement we entered into in connection with the termination of Dr. Graham’s employment with us in February 2024. An additional milestone was determined to not have been achieved by the end of the applicable performance period and the RSUs attributable to such milestone were forfeited in their entirety. In accordance with SEC rules, the number of RSUs in column (i) and the value of those RSUs in column (j) reflects target performance assuming that the remaining milestone is achieved.

(17)
Dr. Graham was granted performance-based RSUs under our 2013 Equity Incentive Plan on March 1, 2023. Vesting of these RSUs is contingent upon achievement of two performance milestones relating to FDA approval of ampreloxetine, as well as continued employment, as described in greater detail in the “Narrative Disclosure to Summary Compensation Table” section beginning on page 32 above. In accordance with SEC rules, the number of RSUs in column (i) and the value of those RSUs in column (j) reflects threshold performance based on achievement of one of the two milestones.

Employment Arrangements With Named Executive Officers
We have entered into offer letters with each of our named executive officers at the commencement of their employment with us, and which set forth the initial terms of the officer’s employment with us and provide that the officer’s employment will be “at will” and may be terminated at any time.
Severance Arrangements with Named Executive Officers
Each of our named executive officers is eligible for severance benefits pursuant to our change in control severance plan, and Mr. Winningham is also entitled to severance benefits pursuant to his letter agreement entered into in connection with his appointment as Chief Executive Officer.
Change in Control Severance Benefits
We believe that the possibility of a change in control creates uncertainty for our officers regarding their continued employment because such transactions frequently result in senior management changes. We provide change in control protections to our officers to support alignment of our executive officers’ interests with those of our shareholders and alleviate concerns regarding the possible occurrence of such a transaction, allowing them to focus their attention on our business in a highly competitive labor market. In addition, these protections encourage executives to remain with us during the threat or negotiation of a change in control transaction, which preserves our value and the potential benefit to be received by our shareholders in the transaction.
Pursuant to our severance plan, if a named executive officer is subject to an involuntary termination within 3 months prior to or 24 months after our change in control, the officer is entitled to the following benefits provided he or she signs a release of claims:
•
In the case of our Senior Vice Presidents, a lump sum payment equal to 150% of the officer’s annual base salary and target bonus.

•
In the case of our Chief Executive Officer, a lump sum payment equal to 200% of the officer’s annual base salary and target bonus.

•
A pro-rata portion of the named executive officer’s target bonus based on the number of full months of employment completed in the year of termination.

•
Continuation of the officer’s health and welfare benefits for the shorter of 18 months or the expiration of the officer’s continuation coverage under COBRA.

•
Full vesting of any unvested options or other equity awards held by the officer; provided, however, that the PSUs granted to our named executive officers are potentially subject to forfeiture if the performance-based conditions have not been achieved as of the change in control as described below.

•
In the case of named executive officers who were eligible to participate in the Theravance, Inc. Amended and Restated Change in Control Severance Plan (i.e., such named executive officer was an officer of Innoviva as of December 16, 2009), a tax gross-up payment in the event an independent accounting firm selected by us determines that the named executive officer would be subject to excise taxes under IRC Section 4999 as a result of payments under the change in control severance plan or otherwise. Mr Winningham is the only named executive officer who is eligible for this benefit.

A “change in control” for purposes of our change in control severance plan includes:
•
The consummation of a merger or consolidation if persons who were not our shareholders prior to the merger or consolidation own 50% or more of the voting securities of the surviving company and its parent.

•
A sale, transfer or other disposition of all or substantially all of our assets.

•
A change in the composition of our board of directors as a result of which fewer than 50% of the incumbent directors either were directors on the date twelve months prior to the change in control (the “Original Directors”) or were appointed or nominated for election to the board of directors by a majority of the Original Directors or directors whose appointment or nomination was approved by at least 50% of the Original Directors.

•
A transaction as a result of which any person becomes the beneficial owner of 50% or more of our outstanding voting securities.

•
A transaction shall not constitute a change in control if its sole purpose is to change our country or state of incorporation, as applicable, or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, a transaction shall not constitute a change in control unless it also constitutes a “change in control event” under Treasury Regulation 1.409A-3(a)(5).

An “involuntary termination” for purposes of our change in control severance plan means a termination of an officer’s employment for reasons other than misconduct, or an officer’s resignation following (1) a material diminution in the officer’s authority, duties or responsibilities, (2) a material reduction in the officer’s base compensation, (3) a material change in the officer’s work location or (4) a material breach of the officer’s employment agreement by us. In order to qualify as an involuntary termination, the officer must give written notice to us within 90 days after the initial existence of one of the conditions described above and such condition must not have been cured within 30 days thereafter.
“Misconduct” for purposes of our change in control severance plan means an officer’s (1) commission of any material act of fraud, embezzlement or dishonesty, (2) material unauthorized use or disclosure of confidential information or trade secrets or (3) other material intentional misconduct adversely affecting our business or affairs.

The PSUs granted to our named executive officers in 2023 include provisions for assessing achievement and potential forfeiture of PSUs to the extent the performance-based conditions have not been satisfied prior to the change in control:
Award	Assessment of Performance-Based Conditions	Service-Based Vesting
Winningham PSUs	The performance period applicable to the PSUs will end on the change in control and the share price appreciation targets will be assessed using the per share value received by a holder of our ordinary shares in such change in control (the “CIC Value”). If the CIC Value is less than the closing price of an ordinary share on the date of grant of the PSUs of $10.04 per share (the “Base Value”), the PSUs will be forfeited in their entirety. At a CIC Value in between the Base Value and one of the share appreciation targets applicable to the award, achievement will be determined using straight-line interpolation. Any PSUs for which performance is not determined to be achieved as of the change in control will be forfeited.	Same service-based vesting as pre-change in control: four years from February 20, 2024, with 25% after one year and quarterly thereafter, subject to the officer’s continuous service.
Graham PSUs	The performance period applicable to the PSUs will end on the change in control and the performance-based conditions applicable to the PSUs will be deemed achieved at the greater of (1) actual performance or (2) 2% of the PSUs will be earned for each 1% by which the CIC Value is greater than the base value of $10.04, with all of the PSUs earned at a CIC Value of $15.06 per share. Any unearned PSUs will be forfeited.	Same service-based vesting pre-change in control.
Non-Change in Control Severance Benefits
In addition to the severance benefits he is entitled to pursuant to our severance plan, Mr. Winningham’s offer letter provides that if his employment is terminated by us without cause and he is not eligible for severance benefits under our severance plan, he will receive a lump-sum severance payment of 24 months’ salary plus two times his current target bonus, provided he signs a general release of claims. “Cause” means Mr. Winningham’s (i) unauthorized use or disclosure of our confidential information or trade secrets, which use causes material harm to us, (ii) conviction of a felony under the laws of the U. S. or any state thereof, (iii) gross negligence, or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from our board of directors.
Potential Payments Upon Termination or Change in Control
The table below reflects the potential payments and benefits to which our named executive officers would be entitled under our severance plan or, in the case of Mr. Winningham, his offer letter, as described above. The amounts shown in the table below assume that both the change in control (if applicable) and termination of employment occurred on December 31, 2023 and that all eligibility requirements under the severance plan (or in the case of Mr. Winningham, pursuant to his offer letter) were met. Although Mr. Winningham would be eligible for a tax gross-up payment pursuant to the severance plan as described above, a change in control as of December 31, 2023 would not have resulted in potential payments or benefits that would have triggered excise taxes under IRC Section 4999 and a gross-up amount is therefore not included in the table below.
The following assumptions were used in calculating the values described in the table below:
•
Value of Option Acceleration:   The value of the vesting acceleration was calculated by multiplying the number of unvested option shares by the difference between the closing price of our ordinary shares on December 29, 2023 (which was $11.24 per share) and the exercise price of the option.

•
Value of Restricted Share Unit Acceleration:   The value of the vesting acceleration of the unvested RSUs was calculated by multiplying the number of unvested RSUs by the closing price of our ordinary shares on December 29, 2023 (which was $11.24 per share).

Name	Bonus for Year of Termination ($)(1)	Cash Severance ($)(2)	Vacation Payout ($)	Options that Vest ($)	RSUs that Vest ($)(3)	Health and Welfare ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)
Rick E Winningham(5)	628,459	3,351,779	100,041	278,958	3,892,423	93,164	8,344,824
Aziz Sawaf	225,000	1,012,500	30,289	—	1,971,901	33,205	3,272,895
Richard Graham	260,000	1,170,000	49,998	—	2,399,156	93,164	3,972,317

(1)
Reflects payment of the officer’s 2023 bonus at target.

(2)
Reflects payment of 150% or 200% of the officer’s base salary and target bonus, as applicable.

(3)
Reflects full vesting of all unvested RSUs, with the exception of PSUs. For the PSUs held by Mr. Winningham, the vesting acceleration amount includes vesting of 21,926 of Mr. Winningham’s PSUs, which was determined using straight-line interpolation between the closing price on December 29, 2023 of $11.24 and the base value of $10.04 per share. For the PSUs held by Dr. Graham, the vesting acceleration amount includes vesting of 24,230 of Dr. Graham’s PSUs, which is equal to (i) 2% of the 85,000 PSUs subject to performance conditions on December 31, 2023 for each 1% by which the closing price on December 29, 2023, $11.24, was greater than the base value of $10.04 per share, plus (ii) acceleration of 7,500 PSUs which were subject to time-based vesting due to the performance condition being met in October 2023.

(4)
Reflects the cost of each officer’s COBRA premiums for 18 months.

(5)
If Mr. Winningham’s employment had been terminated by the Company without cause on December 31, 2023 other than in connection with a change in control, he would have been entitled to receive the cash severance payments indicated in column (c) and the vacation payout in column (d) but no other benefits.

(6)
As a result of his termination of employment in early 2024, Dr. Graham did not receive the severance benefits described above. Dr. Graham entered into a separation and release agreement with us in February 2024 pursuant to which he received (i) continued payment of his base salary for three months following his separation date, (ii) continued medical, dental and/or vision coverage under COBRA through November 2024, (iii) acceleration of the time-based vesting of the remaining 50% of the PSUs for which the performance condition was achieved in October 2023, and (iv) payment of any accrued but unpaid benefits or obligations. However, Dr. Graham remains eligible for benefits under our change in control severance plan should a change in control occur on or prior to May 29, 2024.

Corporate Governance Policies
Our named executive officers are subject to share ownership guidelines. The share ownership guidelines require each of our executive officers to own shares equal in value to a multiple of six times base salary for our CEO and two times base salary for our other executive officers. Ownership requirements may be satisfied with shares and RSUs, whether or not vested but excluding shares still subject to a performance condition. Executive officers are required to comply with these guidelines by January 1, 2023, or, if later, by the five-year anniversary of their becoming an executive officer. Thereafter, compliance is measured annually. If, at a compliance measurement date, a named executive officer does not meet the applicable guideline, then until such officer complies, he or she will be expected to hold 50% of our after-tax shares acquired thereafter, whether by option exercise, vesting or settlement of equity awards.
Our named executive officers are subject to our clawback policy which, consistent with SEC and Nasdaq rules, requires the reimbursement of certain incentive-based compensation in the event of a restatement of our financial statements due to material noncompliance with any financial reporting requirement under U.S. securities laws.
Advisory Vote on Executive Compensation
Our most recent advisory vote on named executive officer compensation took place at our 2023 annual meeting of shareholders. Of the votes cast by our shareholders at the meeting, 89% voted “For” a non-binding advisory resolution approving the compensation of our named executive officers, as disclosed in the proxy statement for that meeting. Our compensation committee reviewed the results of the 2023 advisory vote and viewed the high level of shareholder support as an affirmation of our compensation policies. As a result, our compensation committee concluded that no revisions were necessary to our overall named executive officer compensation program or philosophy as a result of the advisory vote.
Pay-Versus-Performance
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEONEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (in thousands)(6)
2023	$4,318,531	$4,116,164	$1,396,517	$1,514,466	$63.25	$(55,193)
2022	$6,272,907	$6,747,387	$971,395	$789,294	$63.14	$872,132
2021	$4,451,942	$1,861,180	$2,841,340	$2,053,765	$62.18	$(199,426)

(1)
Our PEO for each year reported is Rick Winningham, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Winningham in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(2)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal years 2023, 2022 and 2021, which consisted solely of adjustments to the PEO’s equity awards:

Description of Adjustment	2023	2022	2021
Summary Compensation Table – Total Compensation	$4,318,531	$6,272,907	$4,451,942
- grant date fair value of option awards and stock awards granted in the covered fiscal year	$(3,015,100)	$(4,497,647)	$(3,400,000)
+ fair value at fiscal year end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	$3,327,588	$5,173,856	$1,878,500
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	$(120,820)	$27,094	$(1,011,360)
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	$—	—	—

Description of Adjustment	2023	2022	2021
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	$(394,035)	$(228,833)	$(57,903)
- fair value of as of prior fiscal year end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	$—	—	—
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	$—	—	—
Total Equity Adjustments (subtotal)	$(202,367)	$474,471	$(2,590,762)
Compensation Actually Paid	$4,116,164	$6,747,378	$1,861,180

(1)
The non-PEO NEOs for each year reported are as follows:

•
For 2023: Richard Graham and Aziz Sawaf

•
For 2022: Andrew Hindman, Rhonda Farnum, Richard Graham and Ann Brady

•
For 2021: Andrew Hindman, Rhonda Farnum, Richard Graham, Kenneth Pitzer, Frank Pasqualone and Philip Worboys

(2)
The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(3)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal years 2023, 2022 and 2021, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

Description of Adjustment	2023	2022	2021
Summary Compensation Table – Total Compensation	$1,396,517	$971,395	$2,841,340
- grant date fair value of option awards and stock awards granted in the covered fiscal year	$(778,100)	—	$(2,316,098)
+ fair value at fiscal year end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	$913,250	—	$2,069,643
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	$2,097	$86,152	$(463,459)
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	$38,888	—	$34,125
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	$(58,185)	$(151,278)	$(94,489)
- fair value of as of prior fiscal year end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	$—	$(116,975)	$(17,296)
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	$—	—	—
Total Equity Adjustments (subtotal)	$117,949	$(182,101)	$(787,575)
Compensation Actually Paid	$1,514,466	$789,294	$2,053,765

(1)
Cumulative total shareholder return on our ordinary shares from December 31, 2020 through December 31, 2021, December 31, 2022, and December 31, 2023, respectively. Assumes the investment of $100 on December 31, 2020 in the NASDAQ Biotechnology Index and assumes the reinvestment of dividends.

(2)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.

Narrative Disclosure
Our compensation committee makes executive compensation decisions in consultation with our compensation consultant based on a number of factors, including, without limitation, market conditions, individual NEO performance and experience, targeted executive retention efforts in connection with our restructuring, and incentivizing achievement of long-term drug development and commercialization goals.
Compensation Actually Paid and Total Shareholder Return
The following graph reflects the relationship between the PEO and average non-PEO NEO “compensation actually paid” (“CAP”), total compensation from the Summary Compensation Table (“SCT”) and our cumulative Total Shareholder Return (“TSR”), assuming an initial fixed investment on December 31, 2020 of $100, for the fiscal years ended December 31, 2023, 2022 and 2021. In addition, the SCT total compensation of our PEO and the average SCT total compensation for our non-PEO NEOs, each as disclosed in the table above, are included in the following graph as supplemental disclosures for each of the periods presented.
Compensation Actually Paid and Net Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, total compensation from the SCT and our net income (loss) for the fiscal years ended December 31, 2023, 2022 and 2021. While we are required by the SEC rules to disclose the relationship between our net income and “compensation actually paid” to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation. In addition, the SCT total compensation of our PEO and the average SCT total compensation for our non-PEO NEOs, each as disclosed in the table above, are included in the following graph as supplemental disclosures for each of the periods presented.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of our voting securities as of March 11, 2024 by:
•
each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
our named executive officers;

•
each of our directors; and

•
all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. The table below is based upon information supplied by officers, directors, Forms 4, and Schedules 13G and 13D filed with the SEC.
This table lists applicable percentage ownership based on 48,559,955 ordinary shares outstanding as of March 11, 2024. Options to purchase our ordinary shares that are exercisable within 60 days of March 11, 2024 and RSUs subject to release within 60 days of March 11, 2024 are deemed to be beneficially owned by the persons holding these options and RSUs, as applicable, for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Ordinary Shares(2)
Greater than 5% Shareholders
Weiss Asset Management LP(2) 22 Berkeley St., 16th Floor Boston, MA 02116	7,457,060	15.4%
The Baupost Group, L.L.C(3) 10 St. James Ave, Suite 1700 Boston, MA 02116	7,419,226	15.3
Madison Avenue Partners, LP(4) 150 East 58th Street 14th Floor New York NY 10155	7,012,226	14.4
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	4,584,596	9.4
Odre 2005 SL(6) Pineta, 18B, Polígono Valdeconsejo, Nave 5 CP50410, Cuarte de Huerva (Zaragoza), Spain	4,108,318	8.5
The Vanguard Group, Inc(7) 100 Vanguard Blvd. Malvern, PA 19355	3,489,262	7.2
Irenic Capital Management LP(8) 767 Fifth Avenue, 15th Floor New York, NY 10153	2,760,948	5.7
Named Executive Officers and Directors
Rick E Winningham(9)	1,914,665	3.9
Aziz Sawaf	95,667	*
Richard Graham(10)	154,918	*

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Ordinary Shares(2)
Eran Broshy(11)	164,388	*
Jeremy T. Grant(12)	7,877	*
Susannah Gray(13)	52,922	*
James Kelly	—	*
Burton G. Malkiel, Ph.D.(14)	209,959	*
Dean Mitchell(15)	164,388	*
Donal O’Connor(16)	135,388	*
Deepika R. Pakianathan(17)	106,249	*
Laurie Smaldone Alsup(18)	137,664	*
All executive officers and directors as a group (14 persons)(19)	3,442,813	6.9

*
Less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Theravance Biopharma US, Inc., 901 Gateway Boulevard, South San Francisco, California 94080.

(2)
Based on the Amendment No. 2 to Schedule 13D filed with the SEC on March 1, 2024 by Weiss Asset Management LP, BIP GP LLC, WAM GP LLC and Andrew M. Weiss, Ph.D. Weiss Asset Management LP has shared voting and dispositive power over 7,457,060 shares. BIP GP LLC has shared voting and dispositive power over 4,628,074 shares. WAM GP LLC has shared voting and dispositive power over 4,757,060 shares. Dr. Weiss has shared voting and dispositive power over 7,457,060 shares.

(3)
Based on the Amendment No. 7 to Schedule 13G filed with the SEC on July 10, 2023 by The Baupost Group, L.L.C. (“Baupost”), Baupost Group GP, L.L.C. (“BG GP”) and Seth A. Klarman, Baupost, BG GP and Seth A. Klarman each holds shared voting and dispositive power of 7,419,226 shares. Baupost is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. Securities reported as being beneficially owned by Baupost were purchased on behalf of certain of such partnerships. BG GP, is the Manager of Baupost, and Seth A. Klarman, is the Managing Member of BG GP and a controlling person of Baupost.

(4)
Based on the Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2023 by Madison Avenue Partners, LP (“Madison Partners”), Madison Avenue International LP, EMAI Management, LLC, Madison Avenue GP, LLC, Caraway Jackson Investments LLC, and Eli Samaha. Madison Partners, Madison Avenue International LP, EMAI Management, LLC, Madison Avenue GP, LLC, Caraway Jackson Investments LLC, and Eli Samaha each has shared voting and dispositive power of 7,012,226 shares. As of December 31, 2023, Madison Avenue International LP beneficially owned 7,012,226 shares. Madison Partners and Madison Avenue GP, LLC, as the investment manager and general partner of Madison Avenue International LP, respectively, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. EMAI Management, LLC, as the general partner of Madison Partners, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. Caraway Jackson Investments LLC, as the owner of Madison Avenue GP, LLC, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. Mr. Samaha, as the non-member manager of Madison Avenue GP, LLC, the managing member of EMAI Management, LLC, and the majority owner of Caraway Jackson Investments LLC, may be deemed to be the beneficial owner of the shares owned by Madison Avenue International LP.

(5)
Based on the Amendment No. 11 to Schedule 13G filed with the SEC on February 8, 2024 by BlackRock, Inc. (“Blackrock”). Blackrock has sole voting power of 4,375,867 shares and sole dispositive power of 4,584,596 shares. The subsidiaries included in the report were as follows: Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock

Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, and BlackRock Investment Management, LLC.
(6)
Based on Schedule 13G filed with the SEC on April 21, 2022 by ODRE 2005 SL and Luis Gómez Laguna. ODRE 2005 SL and Mr. Gómez Laguna each has shared voting and dispositive power of 4,108,318 shares. ODRE 2005 SL directly holds 4,108,318 of the issuer’s ordinary shares. As the sole shareholder of ODRE 2005 SL, Mr. Gómez Laguna may be deemed the beneficial owner of the shares held by ODRE 2005 SL.

(7)
Based on the Amendment No. 7 to Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”). Vanguard has shared voting power of 35,860 shares, sole dispositive power of 3,416,000 shares and shared dispositive power of 73,262 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities beneficially owned by Vanguard. No one other person’s interest in the securities reported as beneficially owned by Vanguard is more than 5%.

(8)
Based on Schedule 13G filed with the SEC on February 14, 2024 by Irenic Capital Management LP (“Irenic Capital”), Irenic Capital Evergreen Master Fund LP (“Irenic Evergreen Master Fund”), Adam Katz, and Andrew Dodge, with respect to shares held by Irenic Evergreen Master Fund. Irenic Capital, Irenic Evergreen Master Fund and Messrs. Katz and Dodge each has shared voting and dispositive power of 2,760,948 shares. Irenic Capital is the investment manager of Irenic Evergreen Master Fund. Irenic Capital Management GP LLC (“Irenic Capital GP”) is the general partner of Irenic Capital. Irenic Capital Evergreen Fund GP LLC (“Irenic Evergreen GP”) is the general partner of Irenic Evergreen Master Fund. Adam Katz is the Chief Investment Officer of Irenic Capital and a managing member of each of Irenic Capital GP and Irenic Evergreen GP. Andrew Dodge is the Director of Research of Irenic Capital and a managing member of each of Irenic Capital GP and Irenic Evergreen GP. Irenic Capital and Messrs. Katz and Dodge may be deemed to beneficially own 2,680,948 shares held by Irenic Evergreen Master Fund.

(9)
Includes 657,500 shares subject to options exercisable within 60 days of March 11, 2024.

(10)
Includes 7,500 RSUs subject to release within 60 days of March 11, 2024. Based on Form 4s filed by Dr. Graham and information maintained by us. Open market purchases or sales, if any, by Dr. Graham of our shares since the date that he ceased employment with us are not known by us or reported in the table.

(11)
Includes: (i) 94,370 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(12)
Includes: (i) 4,935 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 2,942 RSUs subject to release within 60 days of March 11, 2024.

(13)
Includes: (i) 37,036 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(14)
Includes: (i) 94,370 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(15)
Includes: (i) 94,370 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(16)
Includes: (i) 82,370 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(17)
Includes: (i) 69,370 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(18)
Includes: (i) 83,870 shares subject to options exercisable within 60 days of March 11, 2024 and (ii) 9,132 RSUs subject to release within 60 days of March 11, 2024.

(19)
Includes an aggregate of (i) 1,405,691 shares subject to options exercisable within 60 days of March 11, 2024, and (ii) 66,866 RSUs subject to release within 60 days of March 11, 2024. Excludes the shares beneficially owned by Dr. Graham who separated from us on February 29, 2024.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 with respect to our ordinary shares that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	6,227,886(1)	18.75(3)	7,793,444(4)
Equity compensation plans not approved by shareholders	73,740(2)	15.64	346,281(2)
Total	6,301,626	18.65	8,139,725

(1)
Includes 2,232,136 shares issuable upon exercise of outstanding options and 3,995,750 shares issuable upon vesting of outstanding RSUs.

(2)
Consists entirely of shares issuable upon exercise of outstanding options.

(3)
Does not take into account outstanding RSUs as these awards have no exercise price.

(4)
Includes 2,453,502 ordinary shares available under our Employee Share Purchase Plan.

The Theravance Biopharma, Inc. 2014 New Employee Equity Incentive Plan (“2014 Plan”) is a non- shareholder approved plan, which was adopted by our board of directors on October 22, 2014 and is intended to satisfy the requirements of Nasdaq Listing Rule 5635(c)(4) or any successor thereto. Nonstatutory share options, share appreciation rights, restricted shares and share units may be granted under the 2014 Plan to new employees of Theravance Biopharma. Our board of directors authorized 750,000 of our ordinary shares for issuance under the 2014 Plan. All option grants made pursuant to the plan must have an exercise price per share of no less than 100% of the fair market value per ordinary share on the grant date. Each option or other equity incentive award granted pursuant to the plan will vest in installments over the holder’s period of service with us. Additional features of the 2014 Plan are described in Note 10 to our consolidated financial statements in our Annual Report on Form 10-K filed on March 1, 2024.

RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:
•
we have been or are to be a participant;

•
the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our shares, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers and certain other employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other employees against any and all expenses incurred by that director, executive officer, or other employee because of his or her status as one of our directors, executive officers, or other employees, to the fullest extent permitted by applicable law and our Amended and Restated Memorandum and Articles of Association. In addition, the indemnification agreements provide that, to the fullest extent permitted by the applicable laws, we will advance all expenses incurred by our directors, executive officers and other employees in connection with a legal proceeding.
Winningham Restricted Share Purchase Agreement
On March 15, 2023, we entered into a restricted share purchase agreement (the “RSPA”) with Rick E Winningham, our Chief Executive Officer and Chairman, under our 2013 Equity Incentive Plan. Pursuant to the RSPA, we have agreed to offer and sell, our ordinary shares on the following dates and in the following amounts:
•
On March 15, 2023, a number of our ordinary shares equal to 20% of Mr. Winningham’s gross pay less taxes withheld from January 1, 2024 to March 15;

•
After the close of market on the second full trading day after we report (1) our first quarter 2024 financial results, (2) our second quarter 2024 financial results, (3) our third quarter 2024 financial results and (4) our fourth quarter 2024/full year 2024 financial results, a number of our ordinary shares that is approximately equal to 20% of Mr. Winningham’s current gross pay less taxes withheld since the last purchase took place pursuant to the RSPA.

Under the RSPA, the purchase price per share was, or will be, equal to the closing price of one ordinary share on Nasdaq on each applicable purchase date. If a purchase were scheduled to occur on a date that is in a blackout period under our insider trading policy, then such purchase will be delayed until the first business day occurring after the expiration of such blackout period.
To date, we have sold 2,704 of our ordinary shares for total consideration of approximately $23,000 pursuant to the RSPA. We expect to sell shares for aggregate consideration of approximately $120,000 thousand pursuant to the RSPA.
The description of the RSPA is a summary only and is qualified in entirety by reference to the form of such agreement, which we intend to file with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.
GSK Repurchase
On September 20, 2022, we repurchased 9,644,807 of our ordinary shares from GSK Finance (No.3) plc (“GSK Finance”), representing all of the ordinary shares that were owned by GSK Finance or its affiliates. The purchase price under our share repurchase agreement with GSK Finance was $9.75 per share, resulting in total consideration of approximately $94.0 million. When this transaction occurred, GSK Finance beneficially owned more than 5% of our ordinary shares.

Review, Approval or Ratification of Transactions with Related Persons
Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our audit committee or the independent members of our board of directors. Our board of directors has adopted written policies and procedures with respect to related person transactions and our audit committee has the principal responsibility for reviewing related person transactions. In conformance with SEC regulations, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy to approve or ratify related person transactions only when the board of directors or a committee of the board of directors determines that the transaction is in, or is not inconsistent with, our and our shareholders’ best interests, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

AUDIT COMMITTEE REPORT
The information contained in the following report of Theravance Biopharma’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Theravance Biopharma under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Theravance Biopharma specifically incorporates it by reference.
Role of the Audit Committee
The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Theravance Biopharma’s audit committee charter, published on the corporate governance section of Theravance Biopharma’s website at www.theravance.com.
The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.
Review of Audited Financial Statements for the Year Ended December 31, 2023
The audit committee has reviewed and discussed with Theravance Biopharma’s management and Ernst & Young LLP the audited consolidated financial statements of Theravance Biopharma for the year ended December 31, 2023. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding communications between our independent registered public accounting firm and audit committee.
The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from Theravance Biopharma, Inc.
In performing its functions, the audit committee acts in an oversight capacity and necessarily relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, Ernst & Young LLP, who in their report express an opinion on the conformity of our annual financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting. It is not the duty of the audit committee to plan or conduct audits, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of our internal control over financial reporting.
Within this framework, the audit committee has reviewed and discussed with management Theravance Biopharma’s audited financial statements as of and for the year ended December 31, 2023 and its internal control over financial reporting. The audit committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Theravance Biopharma’s annual report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Submitted by the audit committee
Burton G. Malkiel, Ph.D., Chairman
Eran Broshy
Donal O’Connor
Deepika R. Pakianathan, Ph.D.

OTHER MATTERS
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as recommended by the board of directors.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.
THE BOARD OF DIRECTORS
April 5, 2024

Theravance® Biopharma
Medicines That Make a Difference®

VOTE

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ENDORSEMENT_LINE_____________ SACKPACK____________

Your vote matters – here's how to vote!

Votes submitted electronically must be received by 11:59 PM, Eastern Time, on May 7, 2024

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Go to **www.investorvote.com/TBPH** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

2024 Annual General Meeting Proxy Card

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1. Election of Directors:

Nominee	For	Against	Abstain
01 - Eran Broshy	☐	☐	☐
02 - James Kelly	☐	☐	☐
03 - Laurie Smaldone Alsup	☐	☐	☐

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Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X.01 - Eran Broshy 02 - James KellyFor Against Abstain For Against Abstain3 2 B M03 - Laurie Smaldone AlsupFor Against AbstainUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03ZF1D++The Board o A f Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q2024 Annual General Meeting Proxy Card1. Election of Directors:2. To ratify the appointment of Ernst & Young LLP as TheravanceBiopharma, Inc.’s independent registered public accounting firmfor the fiscal year ending December 31, 2024.3. To vote on a non-binding advisory resolution regarding thecompensation of Theravance Biopharma Inc.’s namedexecutive officers.For Against Abstain For Against Abstain1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM6 0 7 7 9 3MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/TBPH or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/TBPHPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 PM, Eastern Time, onMay 7, 2024Your vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/TBPHAnnual General Meeting of Shareholders — May 8, 2024THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned hereby appoints Rick E Winningham and Aziz Sawaf, and each of them, with power to act without the other and with power of substitution,as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the Ordinary Shares of TheravanceBiopharma, Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the AnnualGeneral Meeting of Shareholders of the company to be held May 8, 2024 or at any adjournment or postponement thereof, with all powers which theundersigned would possess if present at the Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with theBoard of Directors’ recommendations.(Continued and to be marked, dated and signed, on the other side)Proxy — THERAVANCE BIOPHARMA, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders.The Proxy Statement and the 2023 Annual Report on Form 10-K are available at: http://investor.theravance.com/proxy.2024 Annual General Meeting Admission Ticket2024 Annual General Meeting of Theravance Biopharma, Inc. ShareholdersMay 8, 2024, 5:00 p.m. Irish Standard TimeThe Merrion HotelUpper Merrion St., Dublin 2, IrelandUpon arrival, please present this admission ticket and photo identification at the registration desk.